As filed with the Securities and Exchange Commission on November 22, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

ANNUAL REPORT: 09/30/17

•	Value • Deep value • Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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•	twitter.com/ArielFunds

•	facebook.com/ArielInvestments

Fund performance at a glance	AS OF 09/30/17

Annualized

	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)

Small/mid cap value strategy							11/06/86

Ariel Fund–Investor Class	+ 0.76	+ 15.76	+ 8.92	+ 14.75	+ 7.31	+ 9.03	+ 11.34

Ariel Fund–Institutional Class	+ 0.83	+ 16.11	+ 9.24	+ 15.10	+ 7.50	+ 9.13	+ 11.40

Russell 2500TM Value Index	+ 3.83	+ 15.75	+ 9.94	+ 13.25	+ 7.59	+ 9.17	+ 11.34

Russell 2500TM Index	+ 4.74	+ 17.79	+ 10.60	+ 13.86	+ 8.19	+ 8.71	+ 10.86

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 7.44	+ 7.00	+ 10.32

Mid cap value strategy							12/01/89

Ariel Appreciation Fund–Investor Class	+ 0.08	+ 12.41	+ 7.08	+ 13.10	+ 8.07	+ 9.24	+ 10.75

Ariel Appreciation Fund–Institutional Class	+ 0.18	+ 12.78	+ 7.43	+ 13.48	+ 8.26	+ 9.34	+ 10.83

Russell Midcap® Value Index	+ 2.14	+ 13.37	+ 9.19	+ 14.33	+ 7.85	+ 9.56	+ 11.56

Russell Midcap® Index	+ 3.47	+ 15.32	+ 9.54	+ 14.26	+ 8.08	+ 9.25	+ 11.34

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 7.44	+ 7.00	+ 9.66

All cap value strategy							06/30/05

Ariel Focus Fund–Investor Class	+ 2.16	+ 17.09	+ 4.90	+ 11.27	+ 5.08	–	+ 5.80

Ariel Focus Fund–Institutional Class	+ 2.24	+ 17.40	+ 5.15	+ 11.55	+ 5.24	–	+ 5.92

Russell 1000® Value Index	+ 3.11	+ 15.12	+ 8.53	+ 13.20	+ 5.92	–	+ 7.48

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 7.44	–	+ 8.57

Small cap deep value strategy							01/31/11

Ariel Discovery Fund–Investor Class	+ 1.90	+ 17.54	+ 1.44	+ 2.90	–	–	+ 3.11

Ariel Discovery Fund–Institutional Class	+ 2.06	+ 17.82	+ 1.70	+ 3.17	–	–	+ 3.36

Russell 2000® Value Index	+ 5.11	+ 20.55	+ 12.12	+ 13.27	–	–	+ 11.08

Russell 2000® Index	+ 5.67	+ 20.74	+ 12.18	+ 13.79	–	–	+ 11.73

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	–	–	+ 13.01

International all cap strategy							12/30/11

Ariel International Fund–Investor Class	+ 2.52	+ 9.55	+ 5.38	+ 9.54	–	–	+ 7.81

Ariel International Fund–Institutional Class	+ 2.49	+ 9.80	+ 5.64	+ 9.82	–	–	+ 8.06

MSCI EAFE Index (net)	+ 5.40	+ 19.10	+ 5.04	+ 8.38	–	–	+ 9.05

MSCI ACWI ex-US Index (net)	+ 6.16	+ 19.61	+ 4.70	+ 6.97	–	–	+ 7.87

Global all cap strategy							12/30/11

Ariel Global Fund–Investor Class	+ 4.42	+ 12.87	+ 6.32	+ 11.34	–	–	+ 9.83

Ariel Global Fund–Institutional Class	+ 4.50	+ 13.10	+ 6.59	+ 11.63	–	–	+ 10.11

MSCI ACWI Index (net)	+ 5.18	+ 18.65	+ 7.43	+ 10.20	–	–	+ 11.12

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 78. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

1

TURTLE TALK

Looking back 30 years – a Crash Course

“Then, as now, we were obsessed with the markets and investing and possessed an unwavering belief in the merits of value investing. Since history is so important to our future, we thought it might make sense to try to recollect this pivotal time—for posterity as well as for our own continued learning.”

-Mellody Hobson, President, Ariel Investments

Please turn to page 3 to read Mellody Hobson’s interview with John Rogers on lessons learned during the Crash of 1987. For additional insights into John Rogers’ investment philosophy, read an interview he conducted with TICKER.com entitled, “Investing with a Patient, Long-Term View” at our award-winning website, arielinvestments.com.

Come out of your shell.

With the right investment philosophy, you don’t need to be shy about global investing.

Look for our series of ads in The Wall Street Journal focusing on our international and global strategies, along with our patient approach to investing.

To learn more about Ariel International Fund and Ariel Global Fund, turn to page 22 or visit

arielinvestments.com/think-global.

2	ARIELINVESTMENTS.COM

CRASH COURSE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending September 30, 2017, Ariel Fund rose +0.76% which fell short of the +3.83% return of the style similar Russell 2500 Value Index benchmark as well as the +4.74% gain posted by the style neutral Russell 2500 Index. The broad market as measured by the S&P 500 earned +4.48%. While Ariel Appreciation Fund squeaked out a +0.08% return over the last three months, the Russell Midcap Value Index gained +2.14% and the Russell Midcap Index grew +3.47%. The common detractor across all of our strategies was our consumer discretionary holdings—an area where our deep expertise gives us great conviction about the long-term prospects for these branded businesses despite some near-term weakness.

Although it was an admittedly soft quarter for our flagship domestic equity strategies, our calendar year-to-date returns compare favorably to those of our primary value benchmarks with a big boost coming from our financial holdings. More specifically, Ariel Fund gained +7.43% versus +5.86% for the Russell 2500 Value Index over the last nine months. Helped by its growth stock holdings, the

Russell 2500 Index jumped +11.00% which although quite strong, still trails the S&P 500’s +14.24% return. Meanwhile, through September 30th, Ariel Appreciation Fund has earned +8.23% which is well ahead of the +7.43% gain of the Russell Midcap Value Index, but behind the +11.74 rise of the Russell Midcap Index.

PORTFOLIO COMINGS AND GOINGS

During the third quarter, we did not add or exit any positions in Ariel Fund or Ariel Appreciation Fund.

CRASH COURSE

It is hard to believe, but 30 years ago this month the markets were rocked by the Crash of 1987—otherwise known as Black Monday. As some may recall and others still want to forget, on October 19th of that year, a 508 point drop represented a -22.6% one day collapse for the Dow Jones Industrial Average. In the annals of stock market history, the plunge was momentous. If the market were to plummet in the same way today, more than 5,000 points would bleed out of the Dow in one trading session.

800.292.7435	3

As The New York Times recently noted, “It became a day of fast reactions amid a mood of extreme crisis in which it seemed no one knew what was going on and that you had to trust your own gut feelings…[B]uy-and-hold investors did splendidly if they stuck to their strategies. But that is easy to say now.“1 This characterization led us to recall this moment of truth for our young firm. Back in October of ‘87, Ariel was a few months shy of our 4th birthday. We had 8 people and our total assets were just $261 million. Then, as now, we were obsessed with the markets and investing and possessed an unwavering belief in the merits of value investing.

Since history is so important to our future, we thought it might make sense to try to recollect this pivotal time—for posterity as well as for our own continued learning. Our returns clearly demonstrate investment success during and in the aftermath of the period. To that point, our flagship Ariel Fund had a total return of +13.10% for the quarter ended September 30, 1987. The Fund ended the 1987 calendar year with a noteworthy +11.40% gain versus -4.88% for the Russell 2500 Value Index and -4.68% for the Russell 2500 Index. We also beat the S&P 500 which earned +5.25%. These returns coupled with a strong 1988 led to John being named “Co-Portfolio Manager of the Year by Sylvia Porter’s Personal Finance Magazine.” While all of that is well and good, we recently realized that despite many of our long tenures, the only person who worked at Ariel in 1987 and still works with us today is John Rogers. As such, I thought it would be instructive to pick his brain about that tumultuous time—in the hopes of preserving some useful investment lessons. What follows is an informal conversation between us.

—Mellody Hobson, President, Ariel Investments

Mellody Hobson (MH): What do you remember about the day the market crashed?

John W. Rogers, Jr. (JR): I remember being at the wedding planner—trying to select things like flowers and a band. And then, all of a sudden, a lot of calls started coming in from my office. Keep in mind, there were no cellphones. The calls were coming through the planner’s office.

MH: As the market news was being reported to you, what were you thinking?

JR: It was crazy because the fall was so swift and so dramatic. The velocity of the collapse was unimaginable—beyond anything I had ever seen in my career at that point. At the time, I remember thinking about Warren Buffett who said “you want to be greedy when others are fearful.” I also thought about Sir John Templeton who said “buy when there’s maximum pessimism.” Well, here there was total fear and pessimism. I literally was calling clients and asking them to send us more money. I was buying what I believed to be once-in-a-lifetime bargains—stocks that were being given away at prices that didn’t make any sense. And of course, we later found out in 2008 and 2009 that there was a twice-in-a-lifetime buying opportunity to be had.

MH: How did clients react to you calling them directly and saying, “This is happening; send us more money?”

JR: I think people were willing to entertain the thought. Some clients were actually intrigued by the idea—and a few did send more money. Without more money, we had to sell our more expensive and liquid names to raise the cash we needed to scoop up the bargains.

MH: Did you feel fear?

JR: Let’s just say that it was unpleasant. I can’t say that it was a warm, fuzzy feeling. But I understood that as long as I maintained a long-term perspective, this was an opportunity, not something to fear.

MH: Did you consider why the Crash was happening, or was that not a part of your calculus?

JR: It just didn’t make sense and in many ways didn’t matter. I knew my companies were still providing products and services. They were still generating cash flow. I knew three-to-five years later, they’d be generating more cash flow and doing even more business around the world. So as much as it was painful in the near term, there was never a doubt that whatever was causing this unraveling in the market was short-term in nature.

4	ARIELINVESTMENTS.COM

MH: Okay. And then when you woke up that next morning after what was obviously a very severe drop, did you wish you had bought more?

JR: The markets were so chaotic. We bought as much as we could at the best prices we could get. Nothing was trading in a rational manner. So there was not a lot of regret. I knew we did the best we could. We got some terrific buys at extremely low prices. And of course you always wished you could have gotten more, but we did the best we could in a crisis that came out of nowhere.

MH: Many people say they’re contrarian but you say no one really knows until a moment of truth comes. Were you, in any way, surprised by your reactions during that period based upon what you believed yourself to be?

JR: No, because I believed so deeply in the true contrarians. Being contrarian is in my DNA. I knew then and I know now that I don’t think like everybody else—for good or for bad.

“Being contrarian is in my DNA. I knew then and I know now that I don’t think like everybody else—for good or for bad.”

MH: How did the Crash affect you as an investor? What did you learn?

JR: It just reinforced the values that I built the firm around—being contrarian, buying when others are fearful, and thinking long-term. In order to remind myself what really matters, I carry this tattered piece of paper in my wallet from one of the Berkshire Hathaway annual reports where Warren writes, “American business will do fine over time… Periodic setbacks will occur, yes, but investors and managers are in a game that is heavily stacked in their favor. (The Dow Jones Industrial Average advanced from 66 to 11,497 in the 20th Century, a staggering 17,320% increase that materialized despite four costly wars, a Great Depression and many recessions.)” I think the stock market crash of ‘87, as well as the ‘08 financial crisis, clearly reinforced that he’s right—that you just cannot let short-term noise and fleeting headlines impact your judgement. That brief passage helps me to remember that for whatever reason, people get obsessed with the here and now.

MH: Did it make the Crash of ‘87 feel like a trial run for the financial crisis that came much later?

JR: They were echoes of each other. Both reinforced that it’s always best to drown out the commotion and instead simply focus on individual companies and their future cash flow. So I think the Crash experience mattered and helped. By the time the Financial Crisis happened, I was older. I could not only go back and re-read things, but I could also call peers and friends for reinforcement and confidence boosts. Friends who were also true contrarians and value investors.

MH: Is it fair to say that both times you knew the market was irrational and would come back?

JR: Yeah. Obviously I had a high level of conviction. You have to have that in this business. That said, you’re also going to sometimes wonder if something has changed. Am I missing something somewhere? That’s why it’s so important to go back and read history, talk to people who are experienced and wise.

MH: You talked to others but you say being a contrarian is in your DNA.

JR: Yes, it is. The longer I do this, the more I know that you cannot train someone to be a contrarian. It is just not possible. You either are or you aren’t.

MH: Is there anything about some of the rougher markets—including the Crash of ’87—that makes you think, “I should’ve known better?”

JR: Not during those periods. I think that’s when you make the least mistakes. This is not your question but I think the biggest mistakes happen when the markets have been trending modestly higher, getting more and more expensive, and you start to feel this need to buy something.

800.292.7435	5

MH: Is right now one of those periods?

JR: Could be. Hopefully, I have learned from prior experiences and will not replicate past mistakes.

MH: And how do you do that?

JR: I work with our team to make sure we don’t stretch our disciplines to make something fit. You have to learn to overcome human nature. In the end, the people who are the most disciplined, those who don’t get itchy trigger fingers are the ones who are the most successful investors.

MH: So it sounds like the biggest risks are in good times, not when shocks to the system occur.

JR: Right. During those times, the values come like manna from heaven. Right now is a time to be really, really vigilant.

MH: Oprah has this saying, “One thing I know for sure.” When it comes to investing, what is the one thing you know for sure?

JR: If you buy good businesses and own them for the long term, you’re going to do really, really well.

In order to do this with conviction, you must always look forward and not backwards. That is at the heart of successful investing, what will the company look like in the future?

MH: Did the Crash make you a better investor or did the Crash just reveal your investment skill?

JR: I think crises reveal your character and what kind of investor you really are. Warren talks about that too when he says “when the tide goes out you see who is swimming naked.”

MH: Right.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

2017 DISTRIBUTIONS

Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 16, 2017 to shareholders of record as of Wednesday, November 15, 2017. Estimates of these distributions are as of October 31, 2017, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share

Ariel Fund	$0.18	$3.75	$3.93

Ariel Appreciation Fund	$0.26	$5.25	$5.51

* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 28, 2017, to shareholders of record as of Wednesday, December 27, 2017. Income distribution estimates will be available on arielinvestments.com the first week of December.

INVESTMENT NEWS LISTS ARIEL FUND AMONG BEST PERFORMING FUNDS SINCE 1987 CRASH John W. Rogers, Jr., Lead Portfolio Manager of Ariel Fund, was featured in the October 19, 2017 issue of InvestmentNews. Referencing the worst one-day market crash in history, the article notes:

“Those who weren’t scared out of the stock market have done well…a few funds have done exceptionally well and are being run by the same management team today.”

To read the full article, visit our award-winning website at arielinvestments.com.

Past performance does not guarantee future results.

1 Robert Schiller, “Lessons from the 1987 Market Plunge,” The New York Times, October 22, 2017.

6	ARIELINVESTMENTS.COM

Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

As we approach the 10th anniversary of the market bottom in March 2009, the upward trajectory of the equity market continues both at home and abroad. Over the 12-month period ended September 30, 2017, the S&P 500 Index gained +18.61%, while the Russell 2000 Index earned an impressive +20.74%. International developed market MSCI EAFE Index also surpassed expectations, delivering +19.10% during the period.

Over the past year, geopolitical events have dominated headlines as the anti-establishment sentiment that began with Great Britain’s decision to leave the European Union (also known as Brexit) continued with the unexpected election of Donald Trump as the 45th President of the United States. While the election results came as a shock to many, the market reacted favorably to the news. The equity rally that followed was dubbed the “Trump Bump.” The biggest winners were sectors perceived to benefit most from anticipated policy changes under the new administration, specifically small, regional banks and industrial firms. Election surprises were not limited to the United States. In France, the election of former investment banker and political neophyte, Emmanuel Macron, was also viewed favorably by the markets. In the Eurozone, we saw steady growth in GDP, which, paired with rising business and economic confidence, helped drive equities higher. The market seemed content to focus on elections and fiscal policies while ignoring the growing risk of an emboldened North Korea.

While valuations overseas remain attractive today, they appear a bit stretched in the United States. That said, company fundamentals remain sound and a business-friendly backdrop should provide a longer runway for U.S. equities over the near term. In our opinion, our portfolios sell at attractive valuations versus the broad market. As such, we believe we are well positioned for whatever comes our way.

Ariel Fund’s +15.76% 12-month return was in-line with its primary benchmark, the Russell 2500 Value Index, which gained +15.75%. However, the more style-neutral Russell 2500 Index jumped +17.79% over the same period. Over the course of the year, our underweight to the energy sector proved to be our strongest contributor relative to the Russell 2500 Value Index, while consumer discretionary stocks detracted the most from our return.

The top-performing holdings for the 12-month period were Zebra Technologies Corp. (ZBRA) and Royal Caribbean Cruises Ltd. (RCL), adding +134 basis points (bps) and +123 bps, respectively, to relative return. In the fourth calendar quarter of 2016, asset-tracking specialist, Zebra Technologies, saw its shares soar following a solid earnings report, and gained +55.98% in the 12-month period. The company beat consensus earnings estimates for four straight quarters and accelerated its debt repayment plan beyond initial guidance. Like Zebra Technologies, cruise ship operator, Royal Caribbean, saw its shares rise +61.40% during the Fund’s fiscal year on strong earnings results. Management cited healthy demand within the company’s North America and Europe segments as the primary driver for the positive results, and increased earnings guidance for the company’s fiscal year.

The bottom-performing stocks for the trailing year were Mattel, Inc. (MAT) and Viacom Inc. (VIAB). In March, toy manufacturer, Mattel, Inc., preannounced the first in a string of disappointing earnings results. The company cited weakness in toy demand and inventory overhang as the primary reason for the miss. After taking the helm in January, Mattel’s new CEO, Margo Georgiadis, elected to meaningfully cut the company’s quarterly dividend from $0.38 to $0.15. The change elicited a mixed response from investors, but many acknowledged the decision was necessary. Adding to the company’s woes was the September announcement that U.S. toy retailer, Toys“R”Us, would be filing for bankruptcy. While shares of Mattel stock had drifted lower for most of the year, it was this news that had the greatest impact on its stock price, which fell -27.44% in the third calendar quarter of 2017, and slipped -46.09% for the Fund’s fiscal year. Meanwhile, multinational media conglomerate, Viacom, has seen its shares fall -25.21% over the last 12 months. The company has been dogged by continued investor skepticism about its ability to execute its strategic plan in a climate where changing media consumption patterns and new technology have created general concerns about the cable business model. Despite the company’s positive earnings results and impressive revenues, the second calendar quarter of 2017 was particularly punishing on the stock, which fell -27.59% over the three-month period.

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Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

As we approach the 10th anniversary of the market bottom in March 2009, the upward trajectory of the equity market continues both at home and abroad. Over the 12-month period ended September 30, 2017, the S&P 500 Index gained +18.61%, while the Russell 2000 Index earned an impressive +20.74%. International developed market MSCI EAFE Index also surpassed expectations, delivering +19.10% during the period.

Over the past year, geopolitical events have dominated headlines as the anti-establishment sentiment that began with Great Britain’s decision to leave the European Union (also known as Brexit) continued with the unexpected election of Donald Trump as the 45th President of the United States. While the election results came as a shock to many, the market reacted favorably to the news. The equity rally that followed was dubbed the “Trump Bump.” The biggest winners were sectors perceived to benefit most from anticipated policy changes under the new administration, specifically small, regional banks and industrial firms. Election surprises were not limited to the United States. In France, the election of former investment banker and political neophyte, Emmanuel Macron, was also viewed favorably by the markets. In the Eurozone, we saw steady growth in GDP, which, paired with rising business and economic confidence, helped drive equities higher. The market seemed content to focus on elections and fiscal policies while ignoring the growing risk of an emboldened North Korea.

While valuations overseas remain attractive today, they appear a bit stretched in the United States. That said, company fundamentals remain sound and a business-friendly backdrop should provide a longer runway for U.S. equities over the near term. In our opinion, our portfolios sell at attractive valuations versus the broad market. As such, we believe we are well positioned for whatever comes our way.

Ariel Appreciation Fund’s +12.41% one-year rise lagged the +13.37% gain posted by the Russell Midcap Value Index as well as the +15.32% rise of the style-neutral Russell Midcap Index. Over the course of the year, our financial stocks boosted returns, while consumer discretionary holdings proved the most significant detractors.

The top-performing holdings for the 12-month period were Kennametal, Inc. (KMT) and Northern Trust Corp. (NTRS). In

the first calendar quarter of 2017, tooling and industrial materials manufacturer, Kennametal, saw its shares soar +26.15% after the company reported better-than-expected earnings. Management highlighted strong organic growth and cost-cutting initiatives as the primary drivers of the positive performance. The company raised full-year guidance and noted benefits from potential changes in U.S. trade policy as a tailwind to their business. Kennametal ended the trailing one-year period with a +42.27% return. The second calendar quarter was a particularly strong one for global financial services firm, Northern Trust, when its shares rose +12.77%, contributing to the one year gain of +37.66%. The stock price was buoyed by improving net interest margins and a favorable interest rate environment. Total assets under management hit the $1 trillion mark for the first time in March, largely thanks to increases in its wealth management segment.

The bottom-performing stocks for the year were Mattel, Inc. (MAT) and J.M. Smucker Co. (SJM). In March, toy manufacturer, Mattel, Inc., preannounced the first in a string of disappointing earnings results. The company cited weakness in toy demand and inventory overhang as the primary reason for the miss. After taking the helm in January, Mattel’s new CEO, Margo Georgiadis, elected to meaningfully cut the company’s quarterly dividend from $0.38 to $0.15. The change elicited a mixed response from investors, but many acknowledged the decision was necessary. Adding to the company’s woes was the September announcement that U.S. toy retailer, Toys“R”Us, would be filing for bankruptcy. While shares of Mattel stock had drifted lower for most of the year, it was this news that had the greatest impact on its stock price, which fell -27.44% in the third calendar quarter of 2017, and slipped -46.09% for the fiscal year. Meanwhile, a disappointing earnings report from leading consumer food products manufacturer, J.M. Smucker, pushed the company’s shares down -10.76% in the third quarter, and -20.75% for the 12-month period. The earnings miss was driven by weak volumes within the company’s coffee and consumer foods segments. Management attributed this weakness to misalignment of branded to private-label price gaps, which was exacerbated by input costs and pricing imbalances. The company was also quick to note it has since fixed the issue by sharpening every day and promotional price points. As a result, the company has witnessed an uptick in volumes.

8	ARIELINVESTMENTS.COM

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	30.68	10.74	13.61	13.15

Financial services	30.68	39.53	27.37	19.97

Producer durables	20.79	12.66	15.17	10.66

Health care	8.24	5.92	11.77	14.37

Materials & processing	4.36	6.93	7.85	3.20

Technology	2.17	6.76	12.59	20.05

Consumer staples	1.83	3.21	2.66	7.22

Energy	0.45	7.20	4.55	6.09

Utilities	0.00	7.07	4.43	5.29
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	+ 0.76	+ 15.76	+ 8.92	+ 14.75	+ 7.31	+ 9.03	+ 11.34

Ariel Fund–Institutional Class+	+ 0.83	+ 16.11	+ 9.24	+ 15.10	+ 7.50	+ 9.13	+ 11.40

Russell 2500TM Value Index	+ 3.83	+ 15.75	+ 9.94	+ 13.25	+ 7.59	+ 9.17	+ 11.34

Russell 2500TM Index	+ 4.74	+ 17.79	+ 10.60	+ 13.86	+ 8.19	+ 8.71	+ 10.86

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 7.44	+ 7.00	+ 10.32

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)1

Investor Class	1.01%

Institutional Class	0.71%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	4.9	6.	JLL	3.6
2.	Zebra Technologies Corp.	4.7	7.	CBRE Group, Inc., Class A	3.5
3.	Lazard Ltd., Class A	4.6	8.	MSG Networks, Inc.	3.5
4.	Royal Caribbean Cruises Ltd.	3.8	9.	First American Financial Corp.	3.4
5.	Kennametal, Inc.	3.7	10.	Northern Trust Corp.	3.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2016, Ariel Fund had an annual expense ratio of 1.02% and 0.72%, respectively, for the Investor Class and Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 78.

800.292.7435	9

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	34.06	35.16	27.19	19.97

Consumer discretionary	23.13	12.45	14.97	13.15

Health care	16.31	6.62	9.47	14.37

Producer durables	16.11	10.63	13.01	10.66

Consumer staples	3.54	3.64	3.86	7.22

Energy	2.74	8.32	5.85	6.09

Materials & processing	2.10	6.31	7.11	3.20

Technology	1.04	5.39	11.91	20.05

Utilities	0.00	11.48	6.63	5.29
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	+ 0.08	+ 12.41	+ 7.08	+ 13.10	+ 8.07	+ 9.24	+ 10.75

Ariel Appreciation Fund–Institutional Class+	+ 0.18	+ 12.78	+ 7.43	+ 13.48	+ 8.26	+ 9.34	+ 10.83

Russell Midcap® Value Index	+ 2.14	+ 13.37	+ 9.19	+ 14.33	+ 7.85	+ 9.56	+ 11.56

Russell Midcap® Index	+ 3.47	+ 15.32	+ 9.54	+ 14.26	+ 8.08	+ 9.25	+ 11.34

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 7.44	+ 7.00	+ 9.66

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)1

Investor Class	1.12%

Institutional Class	0.81%

Top ten equity holdings (% of net assets)

1.	AFLAC, Inc.	5.0	6.	J.M. Smucker Co.	3.5
2.	First American Financial Corp.	4.5	7.	Interpublic Group of Cos., Inc.	3.5
3.	Zimmer Biomet Holdings, Inc.	4.4	8.	Keysight Technologies, Inc.	3.5
4.	Laboratory Corp. of America Holdings	4.2	9.	Lazard Ltd., Class A	3.3
5.	Northern Trust Corp.	3.9	10.	Stanley Black & Decker, Inc.	3.3

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2016, Ariel Appreciation Fund had an annual expense ratio of 1.12% and 0.82%, respectively, for the Investor Class and Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 78.

10	ARIELINVESTMENTS.COM

A STOCK PICKER’S QUARTER, PART 2

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

In the quarter, Ariel Focus Fund gained +2.16%, modestly trailing our primary benchmark, the Russell 1000 Value index, which gained +3.11%, and the S&P 500, which returned +4.48%. Over the nine months, Focus Fund gained +8.72% ahead of our benchmark, which returned +7.92% behind the S&P 500, which earned +14.24%.

Two of our largest positions, BorgWarner, Inc. (BWA) and KKR & Co. L.P. (KKR), turned in strong quarters up +21.32% and +10.26%, respectively. On the downside, Bed Bath and Beyond, Inc. (BBBY) declined an additional -25.57% before we exited our position and Zimmer Biomet holdings, Inc. (ZBH) fell -8.61%.

A LOOK AT OUR LARGEST POSITION

BorgWarner, Inc. (BWA), an acknowledged industry leader with great long-term prospects, has become our largest position. We haven’t said much about this investment in past quarterly letters, so we want to share more about the company, three short-term challenges weighing on its stock price, and why we see good things to come.

BorgWarner is a premier automotive drivetrain and engine component manufacturer best known for designing and building highly-engineered systems which allow automotive original equipment manufacturers (OEM’s) to get better gas mileage without sacrificing power or acceleration. These systems include advanced turbochargers which use exhaust gas to burn more fuel with lower carbon emissions. Auto OEMs and their customers get the best of all worlds: better fuel efficiency and lower emissions with no less power or acceleration.

SHORT-TERM CHALLENGES

Our opportunity to initiate a position in BorgWarner occurred when its stock price dropped from a 2014 high of $67 to $32 in February of 2016. The company’s shares were pressured by three primary factors.

First, Volkswagen, one of BorgWarner’s largest customers, was hit with billions of dollars in fines arising from its fraudulent emission testing software. While none of BWA’s products were implicated, investors became concerned that the company’s shipments to Volkswagen would decline.

Second, investors grew wary given their concern that gas and diesel car sales would begin to lose market share to electric cars—and BorgWarner was seen as underinvested in electric.

800.292.7435	11

Finally, investors became convinced that the automotive cycle was “getting long in the tooth.” US passenger car production was anticipated to decline after record highs of over 17.5 million units1 in 2016. In early 2016, stocks of automotive OEMs and suppliers also saw significant decline. When we bought our first shares of BorgWarner, we were paying less than ten times our estimate of next year’s earnings.

WHY WE’RE STAYING IN THE RACE

Since our initial purchase in 2016, BorgWarner’s stock has increased approximately +61% to $51 at the end of the third quarter.

Market concerns did pressure the company’s earnings in 2015, as sales and earnings declined, due in part to problems at Volkswagen and lower diesel sales. In 2016, however, sales and profits rebounded and are up again in 2017.

Today, BorgWarner has powertrain offerings for almost any automotive energy source: gas, diesel, electric or hybrid. As mileage requirements are rising, emissions are coming down. And while total US auto sales may tick down in 2017 from the prior year, miles driven around the world continue to edge up steadily. We believe more cars will be purchased globally ten years from now than today. While we don’t know what share of these cars will be driven autonomously or powered electrically, we expect demand for efficient and environmentally-friendly power train technology will continue to grow, and BorgWarner will be well positioned to meet that demand.

A LOOK AT OUR SECOND LARGEST POSITION

Our second largest position, KKR & Co L.P. (KKR), was the largest positive contributor to performance in the first nine months. We continue to believe KKR is one of those rare stocks trading well below its intrinsic value with a visible short-term catalyst to close the valuation gap. KKR is a leader in the growing alternative asset management industry, an industry with wonderful “2 and 20” fee structures, increasing institutional allocations, and expanding market share for the largest players.

Despite the industry’s positive condition and KKR’s leadership position, we have long argued that the company’s stock traded at a significant discount to its intrinsic value for this key reason: KKR’s structure as a partnership makes it difficult, if not impossible, for index funds and ETFs to own the company’s shares. As money flows out of actively managed mutual funds and into passive index funds, natural owners are forced to sell KKR with no corresponding buyer.

We also believe KKR’s senior management agrees that the company’s shares are trading at a discount, validating our analysis of the structural cause. As a result, we believe KKR is likely to change its structure, making it eligible for inclusion in index funds and ETFs. When this happens, we believe buying demand for the shares is likely to be immediate and significant. Evidently, the market is already starting to agree with us, as the shares have increased 35.6% this year.

PORTFOLIO COMINGS AND GOINGS

We added three new names to the portfolio in the third quarter. We purchased shares of J.M. Smucker Co. (SJM) after the stock declined from a high of $156 in 2016 to $120 in August. We have held SJM in several portfolios over the years, and respect the company’s ability to manage an impressive portfolio of leading consumer brands including Folgers coffee, Jif peanut butter, and Smucker’s jellies and jams. Smucker’s stock declined due to disappointing early results from its recent acquisition of Big Heart Pet Brands, as well as some lost market share and margin erosion at Folgers. With recent pressure on SJM’s stock, we saw an opportunity to purchase a great portfolio of market leading brands for approximately 13 times our estimate of next year’s earnings.

In the third quarter, we initiated a position in Team, Inc. (TISI), which provides maintenance and repair services to clients in the petrochemical industry. The refining industry is capital intensive, using high pressure and high temperature piping systems— and clients’ profitability requires that their facilities run with optimal efficiency. Before our purchase, the company’s stock declined sharply when it was forced to issue a convertible debt security to pay down its bank lines. Previously, Team had taken on debt to finance a series of acquisitions. Convertible debt offerings often pressure a company’s stock as many convertible buyers simultaneously short a company’s stock to hedge their position.

We believe recent damage to the Texas refining industry should increase short-term demand for Team’s services, on top of a very healthy long-term industry outlook. Team’s relatively leveraged balance sheet, however, will keep us from making this a large position.

We also “reinitiated” a position in Snap-On, Inc. (SNA) a stock we had owned previously but exited when it approached intrinsic value. Snap-On supplies automotive tools to independent mechanics, and sells these tools from a proprietary van working a designated route. The company’s

12	ARIELINVESTMENTS.COM

sales representatives focus on establishing real relationships with the professionals they service. Snap-On’s stock has declined over concerns about a downturn in auto sales.

We exited our position in Bed Bath and Beyond, Inc. (BBBY) after steadily reducing our holdings in this home furnishing retailer over the last several years. When we first purchased Bed Bath and Beyond in 2014, we believed a general recovery in the US housing market would drive sales for the company, given its leadership position in everything from kitchen appliances to sheets and pillows.

We also thought the company’s omni-channel strategy of allowing customers to order online and pick-up anywhere in the country (which personally helped us stock multiple college freshman dorm rooms) would shield it from the Amazon threat. We were wrong. Bed Bath and Beyond has seen its market share, sales, margins and net income all decline dramatically as customers shift their home furnishing purchases on-line.

The company’s latest earnings miss prompted us to conclude it no longer passes our Rip Van Winkle test. We ask ourselves, “Could I go to sleep for five years and wake up confident that the company would still be in a strong position?” In the case of Bed Bath and Beyond, the answer is “no.” As a result, we sold our position.

Finally, we also exited our position in Anixter International, Inc. (AXE) at prices well above our average cost. We had an opportunity to purchase Anixter’s shares when analysts turned negative on the company’s decision to enter the electric utility servicing business. Now that this new business has exceeded the market’s expectations, the stock has recovered close to our valuation. We sold it to pursue better opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

2017 DISTRIBUTIONS

Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 16, 2017 to shareholders of record as of Wednesday, November 15, 2017. Estimates of these distributions are as of October 31, 2017, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share

Ariel Focus Fund	$0.23	$0.44	$0.67

* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 28, 2017, to shareholders of record as of Wednesday, December 27, 2017. Income distribution estimates will be available on arielinvestments.com the first week of December.

1 Associated Press, “2016 US Auto Sales set a new record high led by SUVs,” The LA Times, January 04, 2017.

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Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

As we approach the 10th anniversary of the market bottom in March 2009, the upward trajectory of the equity market continues both at home and abroad. Over the 12-month period ended September 30, 2017, the S&P 500 Index gained +18.61%, while the Russell 2000 Index earned an impressive +20.74%. International developed market MSCI EAFE Index also surpassed expectations, delivering +19.10% during the period.

Over the past year, geopolitical events have dominated headlines as the anti-establishment sentiment that began with Great Britain’s decision to leave the European Union (also known as Brexit) continued with the unexpected election of Donald Trump as the 45th President of the United States. While the election results came as a shock to many, the market reacted favorably to the news. The equity rally that followed was dubbed the “Trump Bump.” The biggest winners were sectors perceived to benefit most from anticipated policy changes under the new administration, specifically small, regional banks and industrial firms. Election surprises were not limited to the United States. In France, the election of former investment banker and political neophyte, Emmanuel Macron, was also viewed favorably by the markets. In the Eurozone, we saw steady growth in GDP, which, paired with rising business and economic confidence, helped drive equities higher. The market seemed content to focus on elections and fiscal policies while ignoring the growing risk of an emboldened North Korea.

While valuations overseas remain attractive today, they appear a bit stretched in the United States. That said, company fundamentals remain sound and a business-friendly backdrop should provide a longer runway for U.S. equities over the near term. In our opinion, our portfolios sell at attractive valuations versus the broad market. As such, we believe we are well positioned for whatever comes our way.

Ariel Focus Fund’s +17.09% rise over the last 12 months bested the Russell 1000 Value Index’s +15.12% return, but trailed the S&P 500, which rose +18.61%. Over the course of the year, financial stocks boosted our returns, while materials & processing issues proved the most significant detractors.

The top-performing holdings for the 12-month period were KKR & Co. L.P. (KKR) and BorgWarner, Inc. (BWA). Alternative asset manager, KKR, performed particularly well following the U.S. presidential election. More specifically, it was the company’s strong earnings results in early February that sent shares soaring +19.51% in the first calendar quarter of the year, and up +48.11% for the Fund’s fiscal year. The company surpassed expectations despite weakness in assets under management. Likewise, the third calendar quarter was a strong one for global automotive industry components and parts supplier, BorgWarner, when its shares gained +21.32% after the company reported better-than-expected earnings, boosting the one-year return to +47.64%. The company’s organic revenue growth was stronger than anticipated, even in the face of tougher market conditions in North America. Management has raised full-year guidance as the company ramps up new business segments to satisfy increasing global demands for automotive fuel efficiency.

The bottom-performing stocks for the trailing year were Bed Bath & Beyond Inc. (BBBY) and Apache Corp. (APA). Home furnishing retailer, Bed Bath & Beyond, struggled mightily with its shares falling -46.99% from the beginning of the fiscal year to when we exited our position following a string of earnings disappointments. Bed Bath & Beyond suffered under the intense online competition that has gradually eroded its market share, sales, margins, and net income. When we originally purchased the stock, we believed a general recovery in the U.S. housing market would drive sales for the company, given its leadership position in everything from kitchen appliances to sheets and pillows. We also thought the company’s omni-channel strategy of allowing customers to order online and pick-up anywhere in the country would shield it from the Amazon.com, Inc. (AMZN) threat. Simply put, we were wrong. Over the 12-month period, we began gradually reducing our position in BBBY and completed our exit in the third calendar quarter of 2017. Energy producer, Apache’s shares slumped -18.71% in the first calendar quarter as production remained sluggish, and fell -27.00% for the last 12 months. The company reported lower production across almost all geographies and lowered 2017 full-year guidance.

14	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund †	Russell 1000 Value Index	S&P 500 Index

Financial services	29.39	31.01	19.97

Health care	15.51	13.89	14.37

Producer durables	13.57	8.20	10.66

Energy	9.79	10.96	6.09

Technology	8.72	7.52	20.05

Materials & processing	8.22	3.18	3.20

Consumer discretionary	8.15	8.23	13.15

Consumer staples	6.23	7.69	7.22

Utilities	0.00	9.32	5.29

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/17

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	+ 2.16	+ 17.09	+ 4.90	+ 11.27	+ 5.08	+ 5.80

Ariel Focus Fund–Institutional Class+	+ 2.24	+ 17.40	+ 5.15	+ 11.55	+ 5.24	+ 5.92

Russell 1000® Value Index	+ 3.11	+ 15.12	+ 8.53	+ 13.20	+ 5.92	+ 7.48

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 7.44	+ 8.57

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.00%	1.19%

Institutional Class	0.75%	0.90%

Top ten equity holdings (% of net assets)

1.	BorgWarner, Inc.	5.9	6.	Laboratory Corp. of America Holdings	4.7
2.	KKR & Co. L.P.	5.3	7.	Lockheed Martin Corp.	4.4
3.	Oracle Corp.	5.1	8.	Lazard Ltd., Class A	4.4
4.	CVS Health Corp.	5.1	9.	Zimmer Biomet Holdings, Inc.	4.3
5.	Barrick Gold Corp.	5.0	10.	Western Union Co.	4.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2016, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.35%. As of September 30, 2016, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.75% and a gross expense ratio of 1.08%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 78.

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STOCK TALK

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 09/30/17

	Quarter	Year-to-date	1-year	3-year	5-year	Since inception*

Ariel Discovery Fund	+ 1.90%	+ 6.45%	+ 17.54%	+ 1.44%	+ 2.90%	+ 3.11%

Russell 2000® Value Index	+ 5.11	+ 5.68	+ 20.55	+ 12.12	+ 13.27	+ 11.08

Russell 2000® Index	+ 5.67	+ 10.94	+ 20.74	+ 12.18	+ 13.79	+ 11.73

S&P 500® Index	+ 4.48	+ 14.24	+ 18.61	+ 10.81	+ 14.22	+ 13.01

* The inception date for Ariel Discovery Fund is 01/31/11.

The third quarter of 2017 was rocky for small value stocks. Despite most indexes hitting record highs, our niche of very small, low price-to-book stocks has languished for roughly four years. According to a recent article in The Wall Street Journal, value as defined by low price-to-book has in fact underperformed significantly for the past ten years.1

Despite this, our confidence in small and micro-cap asset-focused investing has not wavered; in fact, we believe with time, reversion to the mean should lead to an extended period of extraordinary returns. With fundamental results at our companies generally strong, we believe Ariel Discovery Fund is extremely cheap on both an absolute and relative basis.

The Fund grew +1.90% this quarter and remains ahead of its primary benchmark calendar year-to-date in 2017. For the trailing one year, our return of +17.54% is modestly below the primary benchmark’s +20.55% gain. Our long-term results continue to be dragged down by 2015, when our niche endured a severe bear market.

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

16	ARIELINVESTMENTS.COM

IF WE COULD OWN JUST ONE STOCK, WHAT WOULD IT BE?

Since 2011, we have tackled this question, often asked by investment websites and magazines. While we would never recommend investing this way, a detailed answer effectively illustrates the characteristics we seek.

As a reminder, we look for companies trading at an entry point providing a “margin of safety,” and seek protection in asset values, emphasizing pristine balance sheets. We want to invest alongside talented and properly incentivized leadership, and we look to identify upside potential from underappreciated opportunities and/or overlooked assets.

Recent addition Tejon Ranch, Co. (TRC) owns 270,000 contiguous acres—essentially half the size of Rhode Island—60 miles north of downtown Los Angeles. Its stock currently trades at 1.4 times book value; however, book value is substantially understated as the ranch’s land is recorded at 1936 prices, when the company was incorporated. We believe the true value of the land is multiples of the accounting value.

“With fundamental results at our companies generally strong, we believe Ariel Discovery Fund is extremely cheap on both an absolute and relative basis.”

Strong directors and incentivized leadership can often drive shareholder value. Tejon Ranch fits the bill, with 29.4% insider ownership. In addition, the Tisch Family controls 17.0% of the company, with Daniel Tisch serving on the board. Third Avenue Management also has a board seat and 10.4% ownership. Tejon CEO Gregory Bielli has extensive development experience, owns significant stock and options, and receives a reasonable base salary.

While Tejon Ranch generates revenue through its mineral resources, farming activities, and Commerce Center, the investment appeal is in the land and the company’s plan to grow and realize its value.

Tejon Ranch is planning three communities—Mountain Village, Grapevine, and Centennial—which will eventually support 35,000 residential units and 15.4 million square feet of retail space. We recently spent a day on the property, and were impressed by the diverse and beautiful landscape set aside for community developments.

“We want to invest alongside talented and properly incentivized leadership, and we look to identify upside potential from underappreciated opportunities and/or overlooked assets.”

The success of any one development should realize significant value, and we expect all three to bear fruit. Mountain Village is the furthest along, with groundbreaking planned for 2018. Covering over 26,000 acres of picturesque mountainous land, the development will support 3,500 homes and is targeted toward second-home buyers. Grapevine and Centennial will support larger, traditional residential communities. Grapevine’s 15,300 acres of land, adjacent to the Tejon Ranch Commerce Center, will support 12,000-14,000 homes. Centennial is likely to benefit from its proximity to Los Angeles and the city’s housing shortage, and will eventually have 19,300 entry-level homes.

Our sum-of-the-parts analysis indicates significant upside potential as development plans become visible, construction progresses, and the market begins to appreciate the scarcity value of this land. In the meantime, recurring revenue from existing operations, along with a strong balance sheet, allows us to take a long-term view as management continues to execute its strategic vision.

WINNERS AND LOSERS

The top performer during the quarter was Electro Scientific Industries, Inc. (ESIO), up +68.93%. Glu Mobile, Inc. (GLUU) rose +50.40%, while Atlas Financial Holdings, Inc. (AFH) returned +26.85%. On the downside, GlassBridge Enterprises, Inc. (GLAE) lost -49.75%, Team, Inc. (TISI) dropped -43.07%, and Synacor, Inc. (SYNC) fell -26.03%.

800.292.7435	17

For the first nine months of 2017, the top performing names were Electro Scientific Industries, Inc. (ESIO), Glu Mobile, Inc. (GLUU), and Kindred Biosciences, Inc. (KIN), returning +135.14%, +93.81%, and +84.71%, respectively. On the downside, GlassBridge Enterprises, Inc. (GLAE), Team, Inc. (TISI), and Bristow Group, Inc. (BRS), lost -75.73%, -65.99%, and -53.68%, respectively.

PORTFOLIO COMINGS AND GOINGS

West Marine, Inc. (WMAR) was sold upon the completion of its acquisition for cash by privately-held Monomoy Capital Partners. We also sold out of Digi International, Inc. (DGII) given management’s unwillingness to sell the company last year after receiving an unsolicited bid, as well as our belief the stock was trading near full value. Finally, we sold out of long-time holding International Speedway Corp. (ISCA) as we felt it was approaching fair value.

In addition to Tejon Ranch, we added two other companies this quarter: AstroNova, Inc. (ALOT) and U.S. Silica Holdings, Inc. (SLCA).

AstroNova, a long time holding in our Micro-Cap strategy, provides printers and data acquisition systems used in many industries, including aerospace and automotive. We view AstroNova as a high-quality company run by a properly incentivized management team positioned for margin expansion.

Already owned in other Ariel strategies, U.S. Silica provides sand for industrial uses as well as frac sand to the oil and gas market. We bought Silica during a sell-off in the energy sector, when negative sentiment led investors to overlook the more stable industrial business. With Silica’s market capitalization briefly dipping below $2 billion, we pounced on the opportunity to initiate a position at a deep discount to our intrinsic value estimate.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

2017 DISTRIBUTIONS

Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 16, 2017 to shareholders of record as of Wednesday, November 15, 2017. Estimates of these distributions are as of October 31, 2017, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share

Ariel Discovery Fund	$0.00	$0.00	$0.00

* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 28, 2017, to shareholders of record as of Wednesday, December 27, 2017. Income distribution estimates will be available on arielinvestments.com the first week of December.

1 Wesley Gray, “Is value investing dead? It depends on how you measure it,” The Wall Street Journal, September 24, 2017.

18	ARIELINVESTMENTS.COM

Ariel Discovery Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

As we approach the 10th anniversary of the market bottom in March 2009, the upward trajectory of the equity market continues both at home and abroad. Over the 12-month period ended September 30, 2017, the S&P 500 Index gained +18.61%, while the Russell 2000 Index earned an impressive +20.74%. International developed market MSCI EAFE Index also surpassed expectations, delivering +19.10% during the period.

Over the past year, geopolitical events have dominated headlines as the anti-establishment sentiment that began with Great Britain’s decision to leave the European Union (also known as Brexit) continued with the unexpected election of Donald Trump as the 45th President of the United States. While the election results came as a shock to many, the market reacted favorably to the news. The equity rally that followed was dubbed the “Trump Bump.” The biggest winners were sectors perceived to benefit most from anticipated policy changes under the new administration, specifically small, regional banks and industrial firms. Election surprises were not limited to the United States. In France, the election of former investment banker and political neophyte, Emmanuel Macron, was also viewed favorably by the markets. In the Eurozone, we saw steady growth in GDP, which, paired with rising business and economic confidence, helped drive equities higher. The market seemed content to focus on elections and fiscal policies while ignoring the growing risk of an emboldened North Korea.

While valuations overseas remain attractive today, they appear a bit stretched in the United States. That said, company fundamentals remain sound and a business-friendly backdrop should provide a longer runway for U.S. equities over the near term. In our opinion, our portfolios sell at attractive valuations versus the broad market. As such, we believe we are well positioned for whatever comes our way.

Over the last year, Ariel Discovery Fund’s +17.54% rise lagged the Russell 2000 Value Index, which gained +20.55%, as well as the +20.74% return of the Russell

2000. Over the course of the year, our consumer staples holdings boosted returns, while producer durables holdings proved the most significant detractors.

The top-performing holdings for the 12-month period were Brooks Automation, Inc. (BRKS) and Kindred Biosciences, Inc. (KIN). Brooks Automation, a leading provider of automation and cryogenic solutions, gained +101.06% prior to our exiting the position in the second calendar quarter of 2017. The company reported better-than-expected earnings for 10 consecutive quarters citing double-digit revenue growth within its life sciences and semiconductor segments for its solid results. Animal pharmaceutical company, Kindred Biosciences, experienced a blockbuster first calendar quarter, as its shares surged +65.88% on strong quarterly results, and finished the trailing year period with a +57.31% gain. The company reported a smaller loss than expected and improved its liquidity, maintaining a solid cash position of more than $50 million on its balance sheet. Strong results across its product trials for Mirataz, which treats weight loss in cats, and Zimeta, which treats fever in horses, increased investor optimism that final FDA approval for the drugs would come by calendar year end.

The bottom-performing stocks for the trailing year were Team, Inc. (TISI) and Bristow Group, Inc. (BRS). After ending calendar year 2016 on a high note, high temperature and high pressure piping expert, Team, Inc. saw its shares tumble -65.99% through the first three calendar quarters of 2017, and it dipped -59.19% for the 12-month period. The company has had a string of disappointing earnings results as weakness within its primary end markets have taken their toll. Over the last few years, Team has taken on additional leverage to complete several acquisitions. While the acquisitions themselves have not been concerning, they have put pressure on the balance sheet, making it more vulnerable to any slowdown. The company has significant exposure to the oil and gas industry and weakness in those commodity markets has led many customers to defer maintenance. That said, work can only be delayed for so long before

800.292.7435	19

Ariel Discovery Fund management discussion

customers put their employees and facilities at risk. Meanwhile, the second calendar quarter was also a difficult one for helicopter transport company supplier Bristow Group. Its shares declined -49.19% over the period as continued oil price weakness and disappointing earnings weighed heavily on the stock. Management lowered guidance and accelerated cost cutting. Despite the short-term difficulties, company leadership reiterated that it expected to see stronger results in the second half of the company’s fiscal year as recent contract wins come online. They also reaffirmed their commitment to maintaining total liquidity over $200 million, highlighting the successful renegotiation of short-term debt obligations late in its last fiscal year. Shares rebounded in the third calendar quarter, rising +22.22% after the company beat earnings estimates, driven by successful implementation of cost-cutting initiatives and improved stability within their off-shore oil & gas business segment. Despite the boost in the quarter, the trailing one-year return for Bristow was -31.99%.

20	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index

Technology	29.80	8.07	13.87	20.05

Consumer discretionary	20.22	11.02	13.22	13.15

Financial services	19.16	41.95	25.91	19.97

Producer durables	9.11	11.44	13.88	10.66

Energy	6.41	6.12	3.54	6.09

Utilities	3.92	7.07	4.63	5.29

Materials & processing	3.89	5.99	7.18	3.20

Health care	3.30	6.02	15.48	14.37

Consumer staples	0.00	2.33	2.28	7.22
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 09/30/17

	Quarter	1-year	3-year	5-year	Since inception

Ariel Discovery Fund–Investor Class	+ 1.90	+ 17.54	+ 1.44	+ 2.90	+ 3.11

Ariel Discovery Fund–Institutional Class+	+ 2.06	+ 17.82	+ 1.70	+ 3.17	+ 3.36

Russell 2000® Value Index	+ 5.11	+ 20.55	+ 12.12	+ 13.27	+ 11.08

Russell 2000® Index	+ 5.67	+ 20.74	+ 12.18	+ 13.79	+ 11.73

S&P 500® Index	+ 4.48	+ 18.61	+ 10.81	+ 14.22	+ 13.01

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.25%	1.48%

Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	RealNetworks, Inc.	5.7	6.	XO Group, Inc.	3.8
2.	Cowen Group, Inc., Class A	5.2	7.	First American Financial Corp.	3.7
3.	Rosetta Stone, Inc.	5.1	8.	Telenav, Inc.	3.4
4.	Century Casinos, Inc.	5.0	9.	Kindred Biosciences, Inc.	3.3
5.	ORBCOMM, Inc.	3.9	10.	Capital Southwest Corp.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2016, Ariel Discovery Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 1.86%. As of September 30, 2016, Ariel Discovery Fund (Institutional Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.32%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 78.

800.292.7435	21

A NON-CONSENSUS APPROACH TO INVESTING

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Global equities continued to rally in the quarter with emerging markets leading the way. All of the major indices have delivered double digit returns year-to-date with indications of global economic growth and expansion driving investor optimism. A weaker US dollar and improvements in fundamentals for non-US companies helped push foreign markets ahead of domestic. The detailed returns for our funds follow.

	Quarter	Year-to-date
Ariel International Fund	+ 2.52%	+16.16%
MSCI EAFE Index (net)	+ 5.40	+19.96
Ariel Global Fund	+ 4.42%	+14.32%
MSCI ACWI Index (net)	+ 5.18	+17.25

This quarter marked a continuation of the difficult market environment for our portfolios. While we are disappointed to have underperformed our benchmarks, we remain confident in our approach. Moreover, lagging in the late stages of a bull market is not unexpected, especially when that market has exceeded most investors’ expectations by continuing to set record highs. In fact, results over the past two decades have seen similar periods of challenging performance when the market shot higher.

As independent thinkers, we tend to own high quality businesses out of favor with most investors. We believe these companies offer greater potential for the margin of safety and superior risk-adjusted returns we seek. In the current “risk-on” environment, some pockets of the market have performed very well and, in our opinion, are crowded trades; while other sectors are deeply out of favor, offering an attractive risk/reward potential. We avoid the former and favor the latter. Our contrarian approach is a key driver of our long-term track record, and while this approach often hurts before it helps, we have the patience required to allow it to play out over a full market cycle.

Today, one example of an out-of-favor sector is telecoms, particularly those focused on wireless mobile services. However, our research and investment process in this sector has led us to a non-consensus point of view, resulting in a meaningful exposure in our portfolios in both absolute and relative terms. A cell phone today, more specifically a smart phone, is an indispensable tool and a lifeline which even the unemployed are unlikely to give up—which supports our conclusion that the demand for telecom services is stable and relatively recession-proof.

In addition, we think the free cash flow generation potential of the business has materially improved. While the

22	ARIELINVESTMENTS.COM

telecommunications industry is capital intensive, we expect meaningful capital expenditures will be lower than in the past. Historically, the investments required to build 2G, 3G or 4G networks spanned improvements in both coverage and capacity; that’s changed with the evolution to 5G, which requires spending primarily on capacity. This spending shift improves the free cash flow generation and dividend paying capacity of the business, which we like.

Despite the industry’s maturity and the high global penetration of mobile phones, we also expect steady revenue growth in this sector given substantial room for usage growth, especially on data packages. A good example is China Mobile, our largest exposure in the sector—and the largest wireless operator in the world with over 850 million subscribers and a dominant position in the Chinese market. Much of this company’s hefty capital expenditures are either behind it—as it recently finished building out its 4G network—or many years out when the 5G networks will require investments.

The point is that China Mobile will spend far less on capital investments than forecasted, and will now focus instead on increasing capacity. This shift will result in high cash flow generation, spur dividend growth and ensure a strong balance sheet – all of which should serve to improve valuations and return potential while reducing risk. China Mobile’s steady growth and low risk profile is being neglected in a market which favors higher growth, although in higher risk businesses. The stock sports an approximately 3.6% dividend yield, and at approximately 4 EV/EBITDA, is among the cheapest stocks in the world.

Even though the stock markets around the world have risen substantially, making it harder to find investment bargains, our mission is to find these exceptions—and, in our view, China Mobile is a stand-out. It is among our top holdings and is exemplary of the risk-adjusted return opportunities we seek to own on your behalf.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

2017 DISTRIBUTIONS

Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 16, 2017 to shareholders of record as of Wednesday, November 15, 2017. Estimates of these distributions are as of October 31, 2017, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share

Ariel International Fund	$0.14	$0.02	$0.16

Ariel Global Fund	$0.18	$0.36	$0.54

* Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 28, 2017, to shareholders of record as of Wednesday, December 27, 2017. Income distribution estimates will be available on arielinvestments.com the first week of December.

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	23

Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

As we approach the 10th anniversary of the market bottom in March 2009, the upward trajectory of the equity market continues both at home and abroad. Over the 12-month period ended September 30, 2017, the S&P 500 Index gained +18.61%, while the Russell 2000 Index earned an impressive +20.74%. International developed market MSCI EAFE Index also surpassed expectations, delivering +19.10% during the period.

Over the past year, geopolitical events have dominated headlines as the anti-establishment sentiment that began with Great Britain’s decision to leave the European Union (also known as Brexit) continued with the unexpected election of Donald Trump as the 45th President of the United States. While the election results came as a shock to many, the market reacted favorably to the news. The equity rally that followed was dubbed the “Trump Bump.” The biggest winners were sectors perceived to benefit most from anticipated policy changes under the new administration, specifically small, regional banks and industrial firms. Election surprises were not limited to the United States. In France, the election of former investment banker and political neophyte, Emmanuel Macron, was also viewed favorably by the markets. In the Eurozone, we saw steady growth in GDP, which, paired with rising business and economic confidence, helped drive equities higher. The market seemed content to focus on elections and fiscal policies while ignoring the growing risk of an emboldened North Korea.

While valuations overseas remain attractive today, they appear a bit stretched in the United States. That said, company fundamentals remain sound and a business-friendly backdrop should provide a longer runway for U.S. equities over the near term. In our opinion, our portfolios sell at attractive valuations versus the broad market. As such, we believe we are well positioned for whatever comes our way.

In the 12 months ending September 30, 2017, Ariel International Fund returned +9.55% trailing the MSCI EAFE’s +19.10% and MSCI ACWI ex-US Index’s +19.61% returns.

Performance over this period has been influenced as much by what we have not owned as it has been by what we do own. Since the U.S. Presidential election, financials–more specifically, banks—have led the stock market rally. We are wary, however, of the risks associated with owning many of these companies, and have instead discovered more appealing values elsewhere.

Our bottom-up research continues to uncover attractive investments particularly within the out-of-favor health care and telecom sectors. We also have a meaningful position in information technology stocks, which accounts for both our largest absolute weight as well as our largest weight relative to the MSCI EAFE.

While, in aggregate, we remain underweight in the financial sector, our investment in Deutsche Boerse AG has been the largest contributor to performance for the period, with its shares rising +35.02%. Over the past year, the company has reported better-than-expected revenues and increased its dividend. Notably, in March, the European Commission vetoed a potential merger with the London Stock Exchange, which ultimately helped alleviate concerns over Brexit. Moreover, the company has announced initiatives to add new asset classes and it is expanding derivatives trading and big data to drive continued growth.

The second-largest contributor to performance was Telefonica Deutschland Holding, a provider of broadband, landline and mobile telecommunications in Germany. The company’s stock has trended upwards over the past 12 months, earning +45.72% over the period. More recently, the company outperformed after reporting better-than-expected earnings amidst an intensely competitive local market environment. The company is also rolling out new pricing for data plans, which has been well received by consumers.

In contrast, the stock price of food retailer Ahold N.V. has fallen -15.85% in the period, in part due to the announcement in June that U.S.-based competitor Whole

24	ARIELINVESTMENTS.COM

Ariel International Fund management discussion

Foods Market, Inc. would be acquired by Amazon.com, Inc. We disagree with the market’s assessment that Amazon’s entry is a slippery slope that will disrupt the grocery business. Over the past twelve months, however, the stock has been the largest drag on performance.

Gemalto N.V., a Dutch digital security company and the world’s largest manufacturer of SIM cards, also detracted from performance. The stock has fallen -29.81% over the past 12 months after the company missed earnings and guided down, due to weakness in some of its end markets. Gemalto has been diversifying into new growth areas that we believe will eventually offset such declines—the offset, however, is not always contemporaneous. We have been adding to our position as shares lag since we believe there are multiple secular growth drivers that are likely to play out in the coming years.

Additionally, in an effort to help us further manage portfolio risk, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $1,847,114 for Ariel International Fund.

While we are disappointed to have trailed the index over this period, it is not atypical for our risk-aware strategy to do so during the late stages of a bull market. At such points in the cycle, the best case scenario is often priced into a company’s stock price, but the downside is not. We avoid risky, overpriced companies and instead focus on those that are misunderstood and mispriced. We remain confident in our contrarian approach and acknowledge it may take time for the market to recognize the value we believe is inherent in our portfolio holdings today.

Since corrections are virtually impossible to predict, we are patiently adhering to our time-tested investment process.

800.292.7435	25

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

As we approach the 10th anniversary of the market bottom in March 2009, the upward trajectory of the equity market continues both at home and abroad. Over the 12-month period ended September 30, 2017, the S&P 500 Index gained +18.61%, while the Russell 2000 Index earned an impressive +20.74%. International developed market MSCI EAFE Index also surpassed expectations, delivering +19.10% during the period.

Over the past year, geopolitical events have dominated headlines as the anti-establishment sentiment that began with Great Britain’s decision to leave the European Union (also known as Brexit) continued with the unexpected election of Donald Trump as the 45th President of the United States. While the election results came as a shock to many, the market reacted favorably to the news. The equity rally that followed was dubbed the “Trump Bump.” The biggest winners were sectors perceived to benefit most from anticipated policy changes under the new administration, specifically small, regional banks and industrial firms. Election surprises were not limited to the United States. In France, the election of former investment banker and political neophyte, Emmanuel Macron, was also viewed favorably by the markets. In the Eurozone, we saw steady growth in GDP, which, paired with rising business and economic confidence, helped drive equities higher. The market seemed content to focus on elections and fiscal policies while ignoring the growing risk of an emboldened North Korea.

While valuations overseas remain attractive today, they appear a bit stretched in the United States. That said, company fundamentals remain sound and a business-friendly backdrop should provide a longer runway for U.S. equities over the near term. In our opinion, our portfolios sell at attractive valuations versus the broad market. As such, we believe we are well positioned for whatever comes our way.

In the 12 months ending September 30, 2017, Ariel Global Fund returned +12.87%, trailing the MSCI ACWI Index’s +18.65% return.

Performance over this period has been influenced as much by what we have not owned as it has been by what we do own. Since the U.S. Presidential election, financials—more specifically, banks—have led the stock market rally. We are wary, however, of the risks associated with owning many of these companies, and have instead discovered more appealing values elsewhere. Our bottom-up research continues to uncover attractive investments, particularly within the out-of-favor health care and telecom sectors.

Microsoft was the strongest contributor for the past year, earning +31.47%. While the company is undoubtedly well known, we believe it is misunderstood. As the global leader in enterprise software, the company “owns” this ecosystem much like Apple “owns” the consumer ecosystem. Within its core enterprise market, Microsoft has grown and gained market share in several areas, and in our view, the risk-reward of owning Microsoft improved substantially. For many years, the stock had languished on the back of an unwarranted focus on its weak consumer business, which led the market to ignore the company’s doubled earnings and cash flows during that period. In our view, Microsoft continues to have the best revenue, earnings and cash flow growth prospects in the large-cap technology sector, with a diverse mix of growth businesses that are under-earning their potential, including Azure, Bing, Xbox, and devices such as Lumia and Surface. Additionally, we believe the consumer division’s prospects are improving following the launch of Windows 10, but we view upside from this division as pure optionality.

Another contributor to performance was Chinese web services company, Baidu, Inc., whose shares jumped over +38.48% in the third calendar quarter after the company reported record earnings and raised its forward-looking guidance, and it gained +36.04% for the trailing one-year period. Baidu’s results reflect success in its cost-control strategy as it continues to make significant investments in artificial intelligence, automation and other businesses.

26	ARIELINVESTMENTS.COM

Ariel Global Fund management discussion

In contrast, the largest detractor was China Mobile, one of the world’s largest telecom providers. The stock fell -11.53% for the trailing one-year period. While the company remains the domestic market leader with its superior 4G network, the street is concerned about the possibility of sub optimal deployment of their free cash flows. We disagree. China Mobile has already completed an extensive build out of its 4G network. We recognize that an upgrade to 5G is inevitable, but our domain expertise tells us that this will be much less expensive, as it requires mainly adding capacity to the existing network. We have taken the opportunity to add to our position on weakness.

Gemalto N.V., a Dutch digital security company and the world’s largest manufacturer of SIM cards, also detracted from performance. The stock has fallen -29.81% over the past 12 months after the company missed earnings and guided down, due to weakness in some of its end markets. Gemalto has been diversifying into new growth areas that we believe will eventually offset such declines—the offset, however, is not always contemporaneous. We have been adding to our position since we believe there are multiple secular growth drivers that are likely to play out in the coming years.

Additionally, in an effort to help us further manage portfolio risk, we employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts. This approach can result in either gains or losses. For the 12-month period, it resulted in net realized losses of $241,961 for Ariel Global Fund.

While we are disappointed to have trailed the index over this period, it is not atypical for our risk-aware strategy to do so during the late stages of a bull market. We remain confident in our contrarian approach and acknowledge it may take time for the market to recognize the value we believe is inherent in our portfolio holdings today.

Since corrections are virtually impossible to predict, we are patiently adhering to our time-tested investment process.

800.292.7435	27

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index

Telecommunication services	16.41	4.07	4.21

Information technology	15.20	6.31	11.11

Health care	10.60	10.57	7.91

Consumer staples	9.09	11.22	9.60

Consumer discretionary	9.01	12.20	11.28

Financials	8.77	21.46	23.32

Energy	7.39	5.05	6.64

Industrials	3.56	14.41	11.82

Utilities	3.09	3.35	3.08

Real estate	0.70	3.54	3.20

Materials	0.04	7.81	7.83
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/17

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	+ 2.52	+ 9.55	+ 5.38	+ 9.54	+ 7.81

Ariel International Fund–Institutional Class	+ 2.49	+ 9.80	+ 5.64	+ 9.82	+ 8.06

MSCI EAFE Index (net)	+ 5.40	+ 19.10	+ 5.04	+ 8.38	+ 9.05

MSCI ACWI ex-US Index (net)	+ 6.16	+ 19.61	+ 4.70	+ 6.97	+ 7.87

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.15%	1.32%

Institutional Class	0.89%	0.95%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	5.8	6.	Koninklijke Ahold Delhaize N.V.	4.1
2.	GlaxoSmithKline plc	5.1	7.	Michelin (CGDE)	3.9
3.	Roche Holding AG	4.7	8.	Telefonica Deutschland Holding	3.7
4.	Nokia Corp.	4.7	9.	Nintendo Co., Ltd.	3.4
5.	China Mobile Ltd.	4.7	10.	Baidu, Inc.	3.3

^For	the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	16.24	Netherlands	6.28
Germany	10.78	France	5.82
Switzerland	8.98	Finland	4.69
China	8.03	United States	4.19
United Kingdom	7.90	Spain	3.23

[1]	As of September 30, 2016, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 1.52%. As of September 30, 2016, Ariel International Fund (Institutional Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.10%. Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 78.

28	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index

Health care	20.78	11.19

Information technology	20.55	17.52

Telecommunication services	13.88	3.17

Financials	12.45	18.74

Consumer staples	7.16	8.79

Energy	5.23	6.36

Consumer discretionary	5.04	11.90

Utilities	4.15	3.07

Industrials	3.54	10.83

Real estate	0.07	3.11

Materials	0.00	5.33
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 09/30/17

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	+ 4.42	+12.87	+ 6.32	+11.34	+ 9.83

Ariel Global Fund–Institutional Class	+ 4.50	+13.10	+ 6.59	+11.63	+10.11

MSCI ACWI Index (net)	+ 5.18	+18.65	+ 7.43	+10.20	+11.12

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17) [1]	Net	Gross

Investor Class	1.15%	1.42%

Institutional Class	0.90%	1.01%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	7.3	6.	China Mobile Ltd.	4.9
2.	Gilead Sciences, Inc.	6.0	7.	Nokia Corp.	4.2
3.	Baidu, Inc.	5.6	8.	Johnson & Johnson	4.1
4.	GlaxoSmithKline plc	5.2	9.	Michelin (CGDE)	3.3
5.	Roche Holding AG	5.0	10.	Berkshire Hathaway Inc., Class B	3.3

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	39.19	Germany	4.64
China	10.55	France	4.57
Japan	8.05	Finland	4.21
Switzerland	7.33	Netherlands	2.86
United Kingdom	6.37	Italy	1.11

[1]	As of September 30, 2016, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 1.70%. As of September 30, 2016, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.14%. Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 78.

800.292.7435	29

Aflac Incorporated (NYSE: AFL) 1932 Wynnton Road Columbus, GA 31999 800.992.3522 | Aflac.com

Headquartered in Columbus, Georgia, Aflac Incorporated (AFL) is a unique example of a differentiated insurance company. Aflac provides supplemental health and life insurance products to customers in Japan and the United States. Its insurance products are aimed at covering medical and nonmedical expenses that arise from medical emergencies. These expenses are typically not covered by either the national health insurance system in Japan, or primary insurance coverage in the United States, such as wage loss. In 2000, Aflac introduced the Aflac Duck, launching one of the most effective marketing campaigns, and catapulting the brand into a household name both domestically and abroad. Aflac was founded in 1955 by three brothers, and in 1974, the company began selling supplemental insurance in Japan. Today, Aflac Japan is the largest contributor to the topline, accounting for 71% of total revenues in 2016.

SCALE ADVANTAGE

Aflac is the number one insurance provider in Japan in terms of policies in force, insuring one in four households. In fact, Aflac is the market leader in cancer and medical insurance in Japan, with 63.7% and 16.7% market share, respectively. Cancer and medical insurance are classified as third sector insurance products. As compared to the commoditized first sector insurance products, such as life insurance, third sector products are associated with higher returns. We believe Aflac’s focus on third sector products has been an important contributor to the company’s ability to sustain above-average returns. Competitors noticed, as many have entered the third sector to compete directly with Aflac over the last decade; despite the flurry of competition, Aflac has been able to maintain its leading position in a growing market through product innovation and partnership with distributors like Japan Post. In fact, Aflac is currently marketing a new third sector product in Japan, income-support for customers in their 20s through 40s.

GROWTH OPPORTUNITIES

In both Japan and the United States, healthcare costs are increasing rapidly due to a variety of factors, including an aging population. With rising out-of-pocket healthcare expenses, we believe supplemental insurance policies will become even more essential in both countries. Known for a quick turnaround on claims and customer loyalty, Aflac is well-positioned to service this growing need. We believe these trends will help Aflac Japan grow its third sector sales at a 4%-6% compound annual growth rate (CAGR), and Aflac US grow its sales at a 3%-5% CAGR, in-line with management’s long-term guidance.

A LONG-TERM VIEW

Negative interest rates in Japan and artificially low interest rates in the United States have pressured investment returns for Aflac over the past few years. Despite the headwinds, Aflac continues to execute and grow its core business. Investors are noticing, as is evidenced by its 17% year-to-date return. Long-term, we believe Aflac will persist as a uniquely differentiated insurance company with above average returns and consistent, steady growth. As of September 30, 2017, shares traded at $81.39, a 6% discount to our steadily growing private market value of $86.86.

30	ARIELINVESTMENTS.COM

AstroNova, Inc. (NASDAQ: ALOT) 600 East Greenwich Avenue West Warwick, RI 02893 401.828.4000 | Astronovainc.com

Founded in 1971 and headquartered just outside Providence, RI, AstroNova, Inc. is a global provider of specialized printers and their related consumables. Through its two operating segments, Product Identification and Test & Measurement, the company produces specialty printers for color label applications, ruggedized printers for commercial and military use, and data acquisition recorders for the aerospace, automotive, and general industrial markets. The highly specialized nature of these products supports a meaningful competitive advantage, which has contributed to the company’s success over the last four decades. Additionally, a disciplined management team, strong balance sheet, and lack of Wall Street coverage make AstroNova a compelling long-term opportunity.

DIFFERENTIATED PRINTING PRODUCTS

Printing technologies have improved tremendously since the early days of the stylus printer and AstroNova has been there every step of the way. The company’s Product Identification (“PI”) business offers a variety of full-color digital label printers that utilize application technologies ranging from ink jet to thermal transfer. The printers’ superior output quality, speed, and ease of use are true differentiators and benefit many businesses that need to make their own product labels as a part of their “just in time” production process. AstroNova also offers a full suite of related consumables, software, and support services, which only add to its overall value proposition. PI’s customers span the globe and range from small, local businesses to Fortune 500 companies in the food, cosmetics and personal care, and pharmaceutical industries, among others.

DOMINANT MARKET SHARE

AstroNova’s Test & Measurement segment is best known for its ruggedized printers, which can be found on numerous airplanes manufactured by the likes of Airbus, Boeing, Bombardier, and Lockheed. These printers must satisfy stringent regulatory standards and are specially designed to endure the harsh conditions of flight. Despite the proliferation of digital devices in the cockpit, pilots still rely heavily on physical print-outs of flight paths, airport runway blueprints, and other mission-critical information. The high up-front development costs, strict regulation, and long-term contracts that AstroNova has secured deter new entrants and protect AstroNova’s 60% share of the market.

KEY CHANGES TO SUPPORT GROWTH

AstroNova’s strong product portfolio has translated into robust sales growth over the last several years. Although the company is profitable, sales growth has yet to contribute meaningful profit growth. This issue can be attributed to two sources: antiquated manufacturing and IT systems as well as lack of scale. Fortunately, the company has been taking steps to address these problem areas. Current CEO, Greg Woods, and CFO, Joe O’Connell, have been responsible for leading the charge. Since 2012, AstroNova has divested non-core assets, introduced Lean cost controls, and upgraded the company’s ERP system. This resulted in noticeable gross margin expansion. Additionally, a focus on broader international expansion, both organically and through acquisition, has not only boosted sales, but also created supply chain efficiencies whose benefits should be amplified as the company continues to grow. While AstroNova has yet to achieve enough critical mass for sales to translate into richer profits, we believe the improved, revitalized company is certainly on the right path, and we look forward to observing its progress in the future.

800.292.7435	31

Quest Diagnostics, Inc. (NYSE: DGX) 500 Plaza Drive Secaucus, NJ 07094 973.520.2900 | Questdiagnostics.com

Founded 50 years ago as Metropolitan Pathology Laboratory Inc., Quest Diagnostics has grown into the leading provider of clinical laboratory testing in the U.S. The company serves one in three adult Americans annually through its 2,200 patient service centers across the country. In so doing, it offers a broad range of routine medical services in the diagnosis and monitoring sector of disease prevention and treatment. Since its inception, Quest Diagnostics has primarily focused on providing rapid response times via quality, yet affordable diagnostics through a network of regional laboratories close to doctors’ offices.

The U.S. independent reference lab market is dominated by two players—Quest Diagnostics and LabCorp—which compete with a large group of hospital-based labs and smaller regional players. Quest Diagnostics benefits from economies of scale through its national footprint, in the form of cost advantages over regional and hospital labs with smaller networks.

A FRANCHISE FACING SECULAR DECLINE?

Many believed the diagnostic laboratory industry was mature and faced declining growth. With health care costs rising rapidly, it is not surprising that pricing pressures and reimbursement rate reductions were also major concerns. Indeed, the company’s revenues had remained stagnant since 2009, at about $7.5 billion for several years. Moreover, despite Quest Diagnostic’s size and positioning, the company had historically trailed peer LabCorp in terms of operational efficiency. These risk factors were some of the key overhangs on Quest Diagnostics’ stock price when we initiated our position in the company several years ago.

OUR CONTRARIAN PICK

We believed that a new management team and a renewed focus on operational execution would improve the earnings power of the business and return more money to shareholders. Our extensive research led us to conclude that instead of losing market share, the company would gain wallet share. This is because diagnostic tests meaningfully influence medical treatment decisions, but represent a much smaller fraction of overall health care expenses. As the health care industry evolves towards value-based pricing (rather than volume-based pricing), the clinical laboratory industry can be part of the solution (as opposed to being the problem) and is likely to grow its share of industry revenues. Moreover, advances in technology and personalized medicine are increasing the number and value of complex gene-based diagnostic tests available to patients, which are more lucrative from a margin perspective. Over the years, as we expected, the company has made great strides in streamlining its organization, integrating acquisitions, and improving operational efficiency, in an effort to narrow the operational gap versus LabCorp.

We accumulated our position in Quest Diagnostics in 2012 when the stock was a pariah and had few takers. This is the kind of risk reward setup we like – a lot of the bad news was priced in but the good news was not. In the past five years, business fundamentals have improved and the stock has appreciated. Admittedly, the company had steady growth instead of heady growth—but as patient long-term value investors, we believe slow and steady wins the race.

32	ARIELINVESTMENTS.COM

U.S. Silica Holdings (NYSE: SLCA) 8490 Progress Drive, Suite 300 Frederick, MD 21701 800.243.7500 | USSilica.com

U.S. Silica is one of the largest producers of silica in North America. Silica, naturally occurring in sand, flint and agate, is used in the manufacture of glass, ceramics, and abrasives. The company was founded more than 100 years ago, and throughout time has built up substantial distribution capabilities. Their current distribution capabilities of silica mines and transload facilities around the country provide a low-cost advantage for the company. U.S. Silica’s customers span across various industries including oil and gas, glass, chemicals, foundry, building products, fillers and extenders, recreation, industrial filtration and treatment, and testing and analysis. The company’s industrial customers have been built up over decades, while the importance of the oil and gas customer base has ratcheted up more recently.

SIGNIFICANT DEMAND INCREASE

There has been a significant increase in oil and natural gas production in North America, primarily due to the technology improvements in drilling and fracturing well bores to increase production. Utilizing advanced approaches to drilling results in the need for a product to help support the walls of the well to allow the oil and gas to flow to the surface. Silica meets the requirements and is both plentiful in availability and low in price. Thus, there has been a substantial increase in the demand for silica as the length of wells increase combined with the benefits drillers are seeing in using higher volumes of silica. Demand for silica in the oil and gas industry is estimated to be up over 75 percent this year, which should outpace supply and support price stability.

UNDERAPPRECIATED INDUSTRIAL BUSINESS

The tremendous growth of the oil and gas business has resulted in U.S. Silica’s longest standing business being overlooked by investors. However, the industrial business represents over 28 percent of the company’s operating profit and has exhibited slower, but more consistent growth through the years. Fueled by the growth in demand in the automotive and housing products end markets, the company has continued to invest capital in developing its presence. That capital investment has helped in the innovation of its product offerings to better protect the company’s competitive advantage for years to come.

SOLID BALANCE SHEET

U.S. Silica’s management team has remained disciplined in its capital allocation through the years, even with the tremendous growth opportunities available to the business. Silica has consistently maintained an excess cash position and utilized periods of strong stock price appreciation to raise additional capital. A strong balance sheet has allowed the company to take advantage of opportunities during downturns in the industry, which its levered competitors can’t access. Today, U.S. Silica’s balance sheet remains in an excess cash position, giving it ample dry powder to continue to strengthen its competitive advantage and take market share from its balance sheet constrained peers.

INTRIGUING VALUATION

The market continues to focus on the oil and gas segment and primarily the supply and demand mix of one region of the country. This creates an interesting investment opportunity for us as we appreciate the company’s logistic capabilities and strength in the industrial business to support any volatility in the oil and gas segment.

As of September 30, 2017, shares traded at $31.07, a 48% discount to our steadily growing private market value of $60.04.

800.292.7435	33

Ariel Fund statistical summary	09/30/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 09/30/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	5.03	3.97	11.98	(2.59)	(0.48)	(0.68)	NM	NM	NM	129
Bristow Group, Inc.	BRS	9.35	6.21	21.88	2.18	(0.44)	(2.60)	4.3	NM	NM	330
MTS Systems Corp.	MTSC	53.45	41.53	59.00	3.16	2.95	3.33	16.9	18.1	16.1	900
International Speedway Corp.	ISCA	36.00	30.05	40.31	1.44	1.68	1.68	25.0	21.4	21.4	1,578
MSG Networks, Inc.	MSGN	21.20	18.20	25.30	N/A	2.25	2.30	N/A	9.4	9.2	1,592
Brady Corp.	BRC	37.95	31.70	40.50	1.55	1.81	2.11	24.5	21.0	18.0	1,949
Adtalem Global Education, Inc.	ATGE	35.85	21.97	40.70	2.50	2.70	3.02	14.3	13.3	11.9	2,236
Simpson Manufacturing Co., Inc.	SSD	49.04	39.82	49.56	1.46	1.93	2.09	33.6	25.4	23.5	2,318
Sotheby’s	BID	46.11	33.85	57.95	2.08	1.73	2.08	22.2	26.7	22.2	2,429
Meredith Corp.	MDP	55.50	43.85	66.25	3.55	3.70	3.72	15.6	15.0	14.9	2,473
U.S. Silica Holdings, Inc.	SLCA	31.07	24.26	61.49	0.22	0.68	2.21	141.2	45.7	14.1	2,523
Anixter Intl, Inc.	AXE	85.00	58.99	88.00	4.42	4.93	5.55	19.2	17.2	15.3	2,856
TEGNA, Inc.	TGNA	13.33	12.01	26.65	1.78	2.67	1.55	7.5	5.0	8.6	2,867
Kennametal, Inc.	KMT	40.34	26.79	43.09	1.78	1.48	2.52	22.7	27.3	16.0	3,254
Graham Holdings Co.	GHC	585.10	440.55	615.85	26.75	33.58	35.55	21.9	17.4	16.5	3,272
Dun & Bradstreet Corp.	DNB	116.41	100.46	137.58	7.64	7.46	7.51	15.2	15.6	15.5	4,296
Fair Isaac Corp.	FICO	140.50	109.77	147.02	3.31	3.74	4.43	42.4	37.6	31.7	4,316
Littelfuse, Inc.	LFUS	195.88	124.32	199.26	5.45	7.23	8.77	35.9	27.1	22.3	4,449
The Madison Square Garden Co.	MSG	214.10	160.96	226.95	N/A	0.30	1.37	N/A	713.7	156.3	5,041
Charles River Laboratories Intl, Inc.	CRL	108.02	67.20	109.59	3.76	4.56	5.40	28.7	23.7	20.0	5,140
Mattel, Inc.	MAT	15.48	14.35	33.23	1.39	1.78	0.98	11.1	8.7	15.8	5,305
Lazard Ltd.	LAZ	45.22	33.48	48.86	3.74	3.35	3.15	12.1	13.5	14.4	5,499
First American Financial Corp.	FAF	49.97	35.28	49.99	2.72	3.04	3.73	18.4	16.4	13.4	5,533
JLL	JLL	123.50	86.62	134.76	10.19	8.51	9.21	12.1	14.5	13.4	5,593
Zebra Technologies Corp.	ZBRA	108.58	62.91	109.89	4.78	5.10	6.93	22.7	21.3	15.7	5,767
Bio-Rad Laboratories, Inc.	BIO	222.22	154.89	242.79	4.75	4.38	4.97	46.8	50.7	44.7	6,582
Janus Henderson Group plc	JHG	34.84	30.24	36.25	N/A	N/A	2.21	N/A	N/A	15.8	6,839
Keysight Technologies, Inc.	KEYS	41.66	30.93	43.15	2.24	2.21	2.47	18.6	18.9	16.9	7,736
Interpublic Group of Cos., Inc.	IPG	20.79	19.57	25.71	1.25	1.51	1.58	16.6	13.8	13.2	8,176
Snap-on, Inc.	SNA	149.01	140.83	181.73	8.10	10.07	10.62	18.4	14.8	14.0	8,581
Western Union Co.	WU	19.20	18.39	22.70	1.70	1.81	1.86	11.3	10.6	10.3	8,915
KKR & Co. L.P.	KKR	20.33	13.58	20.43	1.21	0.68	2.63	16.8	29.9	7.7	9,554
Viacom, Inc.	VIAB	27.84	26.65	46.72	5.06	3.81	4.02	5.5	7.3	6.9	11,203
J.M. Smucker Co.	SJM	104.93	103.50	143.68	6.73	8.17	7.96	15.6	12.8	13.2	11,920
CBRE Group, Inc.	CBG	37.88	25.40	38.99	2.05	2.30	2.68	18.5	16.5	14.1	12,801
Nielsen Holdings plc	NLSN	41.45	36.96	54.99	2.63	2.81	2.87	15.8	14.8	14.4	14,780
Laboratory Corp. of America Holdings	LH	150.97	119.51	164.22	7.91	8.83	9.99	19.1	17.1	15.1	15,399
Mohawk Industries, Inc.	MHK	247.51	175.52	259.91	10.56	13.04	14.27	23.4	19.0	17.3	18,399
Northern Trust Corp.	NTRS	91.93	66.83	99.30	3.85	4.71	5.02	23.9	19.5	18.3	21,005
Royal Caribbean Cruises Ltd.	RCL	118.54	67.53	125.00	4.83	7.12	8.03	24.5	16.6	14.8	25,498

Note: Holdings are as of September 30, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2017 stock price. NM=Not Meaningful.

34	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	09/30/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 09/30/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	9.35	6.21	21.88	2.18	(0.44)	(2.60)	4.3	NM	NM	330
International Speedway Corp.	ISCA	36.00	30.05	40.31	1.44	1.68	1.68	25.0	21.4	21.4	1,578
MSG Networks, Inc.	MSGN	21.20	18.20	25.30	N/A	2.25	2.30	N/A	9.4	9.2	1,592
U.S. Silica Holdings, Inc.	SLCA	31.07	24.26	61.49	0.22	0.68	2.21	141.2	45.7	14.1	2,523
Houlihan Lokey, Inc.	HLI	39.13	23.19	39.68	1.27	1.83	2.11	30.8	21.4	18.5	2,620
Anixter Intl, Inc.	AXE	85.00	58.99	88.00	4.42	4.93	5.55	19.2	17.2	15.3	2,856
Kennametal, Inc.	KMT	40.34	26.79	43.09	1.78	1.48	2.52	22.7	27.3	16.0	3,254
The Madison Square Garden Co.	MSG	214.10	160.96	226.95	N/A	0.30	1.37	N/A	713.7	156.3	5,041
Charles River Laboratories Intl, Inc.	CRL	108.02	67.20	109.59	3.76	4.56	5.40	28.7	23.7	20.0	5,140
Mattel, Inc.	MAT	15.48	14.35	33.23	1.39	1.78	0.98	11.1	8.7	15.8	5,305
Lazard Ltd.	LAZ	45.22	33.48	48.86	3.74	3.35	3.15	12.1	13.5	14.4	5,499
First American Financial Corp.	FAF	49.97	35.28	49.99	2.72	3.04	3.73	18.4	16.4	13.4	5,533
JLL	JLL	123.50	86.62	134.76	10.19	8.51	9.21	12.1	14.5	13.4	5,593
BOK Financial Corp.	BOKF	89.08	66.93	90.69	4.23	4.43	5.43	21.1	20.1	16.4	5,827
Bio-Rad Laboratories, Inc.	BIO	222.22	154.89	242.79	4.75	4.38	4.97	46.8	50.7	44.7	6,582
Keysight Technologies, Inc.	KEYS	41.66	30.93	43.15	2.24	2.21	2.47	18.6	18.9	16.9	7,736
Nordstrom, Inc.	JWN	47.15	39.53	62.82	3.21	3.25	3.07	14.7	14.5	15.4	7,836
Interpublic Group of Cos., Inc.	IPG	20.79	19.57	25.71	1.25	1.51	1.58	16.6	13.8	13.2	8,176
Snap-on, Inc.	SNA	149.01	140.83	181.73	8.10	10.07	10.62	18.4	14.8	14.0	8,581
Western Union Co.	WU	19.20	18.39	22.70	1.70	1.81	1.86	11.3	10.6	10.3	8,915
KKR & Co. L.P.	KKR	20.33	13.58	20.43	1.21	0.68	2.63	16.8	29.9	7.7	9,554
BorgWarner, Inc.	BWA	51.23	33.09	51.55	3.04	3.45	4.03	16.9	14.8	12.7	10,813
Viacom, Inc.	VIAB	27.84	26.65	46.72	5.06	3.81	4.02	5.5	7.3	6.9	11,203
J.M. Smucker Co.	SJM	104.93	103.50	143.68	6.73	8.17	7.96	15.6	12.8	13.2	11,920
CBRE Group, Inc.	CBG	37.88	25.40	38.99	2.05	2.30	2.68	18.5	16.5	14.1	12,801
National Oilwell Varco	NOV	35.73	29.90	43.63	3.45	(0.22)	1.31	10.4	NM	27.3	13,579
Nielsen Holdings plc	NLSN	41.45	36.96	54.99	2.63	2.81	2.87	15.8	14.8	14.4	14,780
Laboratory Corp. of America Holdings	LH	150.97	119.51	164.22	7.91	8.83	9.99	19.1	17.1	15.1	15,399
Omnicom Group, Inc.	OMC	74.07	71.63	89.66	4.67	5.41	5.57	15.9	13.7	13.3	17,092
Willis Towers Watson plc	WLTW	154.23	112.76	156.14	7.03	7.96	9.31	21.9	19.4	16.6	20,761
Northern Trust Corp.	NTRS	91.93	66.83	99.30	3.85	4.71	5.02	23.9	19.5	18.3	21,005
Cardinal Health, Inc.	CAH	66.92	62.70	84.88	4.87	5.15	5.08	13.7	13.0	13.2	21,147
T. Rowe Price Group, Inc.	TROW	90.65	62.97	91.19	4.63	4.91	5.66	19.6	18.5	16.0	21,780
Blackstone Group L.P.	BX	33.37	23.33	35.09	1.82	2.00	2.97	18.3	16.7	11.2	21,817
Stanley Black & Decker, Inc.	SWK	150.97	111.89	152.43	6.59	7.28	8.56	22.9	20.7	17.6	23,121
CBS Corp.	CBS	58.00	54.11	70.10	3.34	3.74	4.74	17.4	15.5	12.2	23,374
Zimmer Biomet Holdings, Inc.	ZBH	117.09	95.63	133.49	6.90	7.96	8.49	17.0	14.7	13.8	23,664
Franklin Resources, Inc.	BEN	44.51	33.02	47.65	3.22	2.95	3.12	13.8	15.1	14.3	24,835
Progressive Corp.	PGR	48.42	30.63	49.01	2.02	1.70	2.62	24.0	28.5	18.5	28,132
AFLAC, Inc.	AFL	81.39	66.50	84.51	5.64	6.62	6.72	14.4	12.3	12.1	32,230
Illinois Tool Works, Inc.	ITW	147.96	111.50	150.29	5.57	6.14	7.22	26.6	24.1	20.5	50,920
Thermo Fisher Scientific, Inc.	TMO	189.20	139.07	194.30	7.39	8.28	10.27	25.6	22.9	18.4	73,811

Note: Holdings are as of September 30, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2017 stock price. NM=Not Meaningful.

800.292.7435	35

Ariel Fund schedule of investments	09/30/17

Number of shares	Common stocks—99.20%	Value
	Consumer discretionary & services—30.68%
688,440	Royal Caribbean Cruises Ltd.	$81,607,678
3,525,923	MSG Networks, Inc.(a)(b)	74,749,568
4,519,352	TEGNA, Inc.	60,242,962
3,830,700	Mattel, Inc.	59,299,236
2,718,066	Interpublic Group of Cos., Inc.	56,508,592
1,548,024	Adtalem Global Education, Inc.	55,496,660
961,608	Meredith Corp.	53,369,244
1,215,900	Nielsen Holdings plc	50,399,055
173,204	Mohawk Industries, Inc.(a)	42,869,722
1,377,125	Viacom, Inc., Class B	38,339,160
918,552	International Speedway Corp., Class A	33,067,872
146,824	The Madison Square Garden Co., Class A(a)	31,435,018
15,983	Graham Holdings Co., Class B	9,351,653
192,865	Sotheby’s(a)	8,893,005

		655,629,425

	Consumer staples—1.83%
372,245	J.M. Smucker Co.	39,059,668

	Energy—0.45%
1,928,817	Contango Oil & Gas Co.(a)(b)	9,701,950

	Financial services—30.68%
5,181,639	KKR & Co. L.P.	105,342,721
2,152,203	Lazard Ltd., Class A	97,322,620
621,799	JLL	76,792,176
1,977,053	CBRE Group, Inc., Class A(a)	74,890,768
1,463,288	First American Financial Corp.	73,120,501
697,700	Northern Trust Corp.	64,139,561
1,637,449	Janus Henderson Group plc	57,048,723
464,478	Dun & Bradstreet Corp.	54,069,884
1,780,054	Western Union Co.	34,177,037
132,863	Fair Isaac Corp.	18,667,252

		655,571,243

	Health care—8.24%
273,643	Bio-Rad Laboratories, Inc.(a)	60,808,947
383,000	Laboratory Corp. of America Holdings(a)	57,821,510
530,726	Charles River Laboratories Intl, Inc.(a)	57,329,023

		175,959,480

	Materials & processing—4.36%
1,092,397	Simpson Manufacturing Co., Inc.	53,571,149
1,271,961	U.S. Silica Holdings, Inc.	39,519,828

		93,090,977

	Producer durables—20.79%
927,100	Zebra Technologies Corp.(a)	100,664,518
1,953,441	Kennametal, Inc.	78,801,810
1,402,385	Keysight Technologies, Inc.(a)	58,423,359
1,350,028	Brady Corp., Class A	51,233,563
332,213	Snap-on, Inc.	49,503,059
894,616	MTS Systems Corp.(b)	47,817,225
3,847,967	Bristow Group, Inc.(b)	35,978,491
110,989	Littelfuse, Inc.	21,740,525

		444,162,550

36	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	09/30/17

Number of shares	Common stocks—99.20%	Value
	Technology—2.17%
545,942	Anixter Intl, Inc.(a)	$46,405,070

	Total common stocks (Cost $1,338,903,009)	2,119,580,363

Number of shares	Short-term investments—0.77%	Value
16,351,749	Northern Institutional Treasury Portfolio, 0.90%(c)	$16,351,749

	Total short-term investments (Cost $16,351,749)	16,351,749

	Total Investments—99.97% (Cost $1,355,254,758)	2,135,932,112

	Other Assets less Liabilities—0.03%	685,228

	Net Assets—100.00%	$2,136,617,340

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at September 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	37

Ariel Appreciation Fund schedule of investments	09/30/17

Number of shares	Common stocks—99.03%	Value
	Consumer discretionary & services—23.13%
2,884,730	Interpublic Group of Cos., Inc.	$59,973,537
727,400	Omnicom Group, Inc.	53,878,518
994,700	BorgWarner, Inc.	50,958,481
2,469,100	Mattel, Inc.	38,221,668
906,724	Nielsen Holdings plc	37,583,710
782,900	Nordstrom, Inc.	36,913,735
1,678,637	MSG Networks, Inc.(a)	35,587,104
572,200	CBS Corp., Class B	33,187,600
619,600	Viacom, Inc., Class B	17,249,664
474,858	International Speedway Corp., Class A	17,094,888
56,566	The Madison Square Garden Co., Class A(a)	12,110,781

		392,759,686

	Consumer staples—3.54%
573,575	J.M. Smucker Co.	60,185,225

	Energy—2.74%
1,303,600	National Oilwell Varco	46,577,628

	Financial services—34.06%
1,049,600	AFLAC, Inc.	85,426,944
1,541,900	First American Financial Corp.	77,048,743
717,300	Northern Trust Corp.	65,941,389
1,256,720	Lazard Ltd., Class A	56,828,878
324,800	Willis Towers Watson plc	50,093,904
961,952	Houlihan Lokey, Inc.	37,641,182
694,700	Progressive Corp.	33,637,374
1,723,100	Western Union Co.	33,083,520
1,474,768	KKR & Co. L.P.	29,982,033
200,080	JLL	24,709,880
240,650	T. Rowe Price Group, Inc.	21,814,922
621,100	Blackstone Group L.P.	20,726,107
214,489	BOK Financial Corp.	19,106,680
367,750	CBRE Group, Inc., Class A(a)	13,930,370
191,500	Franklin Resources, Inc.	8,523,665

		578,495,591

	Health care—16.31%
644,700	Zimmer Biomet Holdings, Inc.	75,487,923
471,300	Laboratory Corp. of America Holdings(a)	71,152,161
251,354	Thermo Fisher Scientific, Inc.	47,556,177
390,980	Charles River Laboratories Intl, Inc.(a)	42,233,660
477,600	Cardinal Health, Inc.	31,960,992
38,725	Bio-Rad Laboratories, Inc.(a)	8,605,469

		276,996,382

	Materials & processing—2.10%
1,145,380	U.S. Silica Holdings, Inc.	35,586,957

	Producer durables—16.11%
1,415,115	Keysight Technologies, Inc.(a)	58,953,691
371,999	Stanley Black & Decker, Inc.	56,160,689
1,334,400	Kennametal, Inc.	53,829,696

38	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	09/30/17

Number of shares	Common stocks—99.03%	Value
	Producer durables—16.11% (continued)
315,650	Illinois Tool Works, Inc.	$46,703,574
236,000	Snap-on, Inc.	35,166,360
2,426,964	Bristow Group, Inc.(b)	22,692,113

		273,506,123

	Technology—1.04%
208,289	Anixter Intl, Inc.(a)	17,704,565

	Total common stocks (Cost $1,114,473,892)	1,681,812,157

Number of shares	Short-term investments—0.89%	Value
15,086,426	Northern Institutional Treasury Portfolio, 0.90%(c)	$15,086,426

	Total short-term investments (Cost $15,086,426)	15,086,426

	Total Investments—99.92% (Cost $1,129,560,318)	1,696,898,583

	Other Assets less Liabilities—0.08%	1,361,904

	Net Assets—100.00%	$1,698,260,487

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at September 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Ariel Focus Fund schedule of investments	09/30/17

Number of shares	Common stocks—99.58%	Value

	Consumer discretionary & services—8.15%
63,500	BorgWarner, Inc.	$3,253,105
34,300	Adtalem Global Education, Inc.	1,229,655

		4,482,760

	Consumer staples—6.23%
34,100	CVS Health Corp.	2,773,012
6,200	J.M. Smucker Co.	650,566

		3,423,578

	Energy—9.79%
26,000	Exxon Mobil Corp.	2,131,480
51,300	National Oilwell Varco	1,832,949
31,000	Apache Corp.	1,419,800

		5,384,229

	Financial services—29.39%
142,400	KKR & Co. L.P.	2,894,992
53,100	Lazard Ltd., Class A	2,401,182
114,100	Western Union Co.	2,190,720
21,300	JPMorgan Chase & Co.	2,034,363
7,000	Goldman Sachs Group, Inc.	1,660,330
30,400	Bank of New York Mellon Corp.	1,611,808
30,200	First American Financial Corp.	1,509,094
26,600	Progressive Corp.	1,287,972
17,000	Blackstone Group L.P.	567,290

		16,157,751

	Health care—15.51%
17,000	Laboratory Corp. of America Holdings(a)	2,566,490
20,300	Zimmer Biomet Holdings, Inc.	2,376,927
16,500	Johnson & Johnson	2,145,165
131,200	Hanger, Inc.(a)	1,441,888

		8,530,470

	Materials & processing—8.22%
170,482	Barrick Gold Corp.	2,743,056
82,200	Mosaic Co.	1,774,698

		4,517,754

	Producer durables—13.57%
7,856	Lockheed Martin Corp.	2,437,638
13,400	Stanley Black & Decker, Inc.	2,022,998
13,800	Zebra Technologies Corp.(a)	1,498,404
5,400	Snap-on, Inc.	804,654
52,400	Team, Inc.(a)	699,540

		7,463,234

	Technology—8.72%
58,000	Oracle Corp.	2,804,300
13,700	International Business Machines Corp.	1,987,596

		4,791,896

	Total common stocks (Cost $44,041,011)	54,751,672

40	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	09/30/17

Number of shares	Short-term investments—1.03%	Value
567,308	Northern Institutional Treasury Portfolio, 0.90%(b)	$567,308

	Total short-term investments (Cost $567,308)	567,308

	Total Investments—100.61% (Cost $44,608,319)	55,318,980

	Other Assets less Liabilities—(0.61)%	(333,661)

	Net Assets—100.00%	$54,985,319

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	41

Ariel Discovery Fund schedule of investments	09/30/17

Number of shares	Common stocks—95.81%	Value

	Consumer discretionary & services—20.22%
207,374	Rosetta Stone, Inc.(a)	$2,117,289
252,357	Century Casinos, Inc.(a)	2,071,851
80,002	XO Group, Inc.(a)	1,573,639
27,922	Strattec Security Corp.	1,142,010
26,700	Movado Group, Inc.	747,600
55,575	Gaia, Inc.(a)	666,900

		8,319,289

	Energy—6.41%
73,300	Gulf Island Fabrication, Inc.	930,910
91,856	Green Brick Partners, Inc.(a)	909,374
143,902	Mitcham Industries, Inc.(a)	502,218
58,354	Contango Oil & Gas Co.(a)	293,521

		2,636,023

	Financial services—19.16%
119,808	Cowen Group, Inc., Class A(a)	2,132,582
30,600	First American Financial Corp.	1,529,082
74,100	Capital Southwest Corp.	1,269,333
94,993	Safeguard Scientifics, Inc.(a)	1,268,157
15,200	MB Financial, Inc.	684,304
28,600	Atlas Financial Holdings, Inc.(a)	540,540
21,802	Tejon Ranch Co.(a)	460,022

		7,884,020

	Health care—3.30%
172,985	Kindred Biosciences, Inc.(a)	1,357,932

	Materials & processing—3.89%
25,800	U.S. Silica Holdings, Inc.	801,606
382,291	Orion Energy Systems, Inc.(a)	428,166
28,731	Landec Corp.(a)	372,067

		1,601,839

	Producer durables—9.11%
170,874	Ballantyne Strong, Inc.(a)	1,042,331
95,300	Bristow Group, Inc.	891,055
18,098	CRA International, Inc.	742,923
41,199	Team, Inc.(a)	550,007
47,225	Spartan Motors, Inc.	521,836

		3,748,152

	Technology—29.80%
486,996	RealNetworks, Inc.(a)	2,337,581
222,334	Telenav, Inc.(a)	1,411,821
102,525	TechTarget, Inc.(a)	1,224,149
190,137	PCTEL, Inc.	1,197,863
138,500	GSI Technology, Inc.(a)	1,006,895
349,132	Synacor, Inc.(a)	942,656
131,285	Pendrell Corp.(a)	896,677
320,780	SeaChange Intl, Inc.(a)	878,937
212,000	Glu Mobile, Inc.(a)	797,120
105,900	Edgewater Technology, Inc.(a)	690,468
29,595	AstroNova, Inc.	383,255
24,574	Electro Scientific Industries, Inc.(a)	342,070
77,510	GlassBridge Enterprises, Inc.(a)	154,245

		12,263,737

42	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	09/30/17

Number of shares	Common stocks—95.81%	Value
	Utilities—3.92%
154,186	ORBCOMM, Inc.(a)	$1,614,327

	Total common stocks (Cost $39,211,293)	39,425,319

Number of shares	Short-term investments—4.25%	Value
1,747,830	Northern Institutional Treasury Portfolio, 0.90%(b)	$1,747,830

	Total short-term investments (Cost $1,747,830)	1,747,830

	Total Investments—100.06% (Cost $40,959,123)	41,173,149

	Other Assets less Liabilities—(0.06)%	(26,209)

	Net Assets—100.00%	$41,146,940

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	43

Ariel International Fund schedule of investments	09/30/17

Number of shares	Common stocks—83.86%	Value

	Australia—0.21%
272,737	AMP Ltd.	$1,033,306

	Belgium—0.05%
2,646	Galapagos N.V.(a)	269,543

	Canada—1.41%
114,885	IGM Financial, Inc.	3,861,572
37,845	Suncor Energy, Inc.	1,326,357
23,514	Magna International, Inc.	1,254,897
36,276	Hydro One Ltd.	660,541

		7,103,367

	China—8.03%
67,085	Baidu, Inc. ADR(a)	16,616,284
1,604,000	China Mobile Ltd.	16,252,317
143,110	China Mobile Ltd. ADR	7,237,073
29,000	Shenzhou International Group Holdings, Ltd.	227,200

		40,332,874

	Denmark—0.14%
14,540	Novo Nordisk A/S	695,103

	Finland—4.69%
3,677,883	Nokia Corp. ADR	21,993,740
258,159	Nokia Corp.	1,550,000

		23,543,740

	France—5.82%
132,990	Michelin (CGDE)	19,411,839
65,470	Safran SA	6,688,640
16,965	Thales SA	1,920,478
5,709	Euler Hermes Group	674,747
5,010	Sanofi	497,450

		29,193,154

	Germany—10.78%
268,833	Deutsche Boerse AG	29,139,360
3,294,712	Telefonica Deutschland Holding	18,488,807
120,654	Dialog Semiconductor plc(a)	5,328,285
16,966	GEA Group AG	771,806
5,261	Drillisch AG	368,975

		54,097,233

	Hong Kong—0.88%
8,815,321	Li & Fung Ltd.	4,423,685

	Italy—3.04%
2,744,848	Snam SpA	13,223,098
47,762	Azimut Holdings SpA	1,033,033
176,718	Italgas SpA	992,099

		15,248,230

	Japan—16.24%
46,400	Nintendo Co., Ltd.	17,137,383
613,200	NTT DOCOMO, Inc.	14,007,826
221,300	Nippon Telegraph & Telephone Corp.	10,142,138
75,800	Shimamura Co., Ltd.	9,093,979
258,700	Japan Tobacco, Inc.	8,478,877

44	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	09/30/17

Number of shares	Common stocks—83.86%	Value

	Japan—16.24% (continued)
1,079,800	Seven Bank Ltd.	$3,896,013
19,300	Daito Trust Construction Co., Ltd.	3,516,107
93,600	Subaru Corp.	3,377,169
42,700	Toyota Motor Corp.	2,546,252
28,200	Secom Co., Ltd.	2,055,511
39,800	Mabuchi Motor Co., Ltd.	1,991,326
55,700	Canon, Inc.	1,903,279
6,000	Murata Manufacturing Co., Ltd.	881,937
19,400	Chugai Pharmaceutical Co., Ltd.	805,137
24,400	Ono Pharmaceutical Co., Ltd.	552,835
15,400	ASKUL Corp.	433,841
22,100	Japan Exchange Group, Inc.	391,034
5,500	Takeda Pharmaceutical Co., Ltd.	303,728

		81,514,372

	Luxembourg—1.31%
44,961	RTL Group(b)	3,403,048
110,858	Tenaris ADR	3,138,390
268	RTL Group(c)	20,300

		6,561,738

	Netherlands—6.28%
1,102,626	Koninklijke Ahold Delhaize N.V.	20,616,524
244,008	Gemalto N.V.	10,899,816

		31,516,340

	Singapore—0.32%
66,400	United Overseas Bank Ltd.	1,150,356
88,600	Singapore Exchange Ltd.	482,697

		1,633,053

	Spain—3.23%
409,334	Endesa SA	9,228,329
221,086	Tecnicas Reunidas SA	6,988,510

		16,216,839

	Sweden—0.21%
40,068	H&M Hennes & Mauritz AB, Class B	1,037,993

	Switzerland—8.98%
93,192	Roche Holding AG	23,790,016
30,957	Swisscom AG	15,862,925
1,025	SGS SA	2,458,899
91,924	UBS AG	1,571,066
10,870	Novartis AG	933,189
2,772	Nestle SA	232,157
101	Givaudan SA	219,764

		45,068,016

	United Arab Emirates—0.15%
2,561,105	Dubai Financial Market(a)	775,925

	United Kingdom—7.90%
1,189,997	GlaxoSmithKline plc	23,735,561
105,887	Reckitt Benckiser Group plc	9,666,869
372,425	National Grid plc	4,614,212
39,823	GlaxoSmithKline plc ADR	1,616,814

		39,633,456

800.292.7435	45

Ariel International Fund schedule of investments	09/30/17

Number of shares	Common stocks—83.86%	Value
	United States—4.19%
59,489	Philip Morris Intl, Inc.	$6,603,874
46,751	EOG Resources, Inc.	4,522,692
43,102	Core Laboratories N.V.	4,254,167
35,607	Occidental Petroleum Corp.	2,286,325
47,407	Fluor Corp.	1,995,835
9,179	Pioneer Natural Resources Co.	1,354,270

		21,017,163

	Total common stocks (Cost $389,806,355)	420,915,130

Number of shares	Investment companies—1.61%	Value
	Exchange Traded Funds—1.61%
186,469	Vanguard FTSE Developed Markets ETF	$8,094,619

	Total Investment companies (Cost $7,038,480)	8,094,619

Number of shares	Short-term investments—4.63%	Value
23,239,370	Northern Institutional Treasury Portfolio, 0.90%(d)	$23,239,370

	Total short-term investments (Cost $23,239,370)	23,239,370

	Total Investments—90.10% (Cost $420,084,205)	452,249,119
	Cash, Foreign Currency, Other Assets less Liabilities—9.90%	49,707,216

	Net Assets—100.00%	$501,956,335

(a)Non-income producing.

(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.

(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.

(d)The rate presented is the rate in effect at September 30, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

46	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	09/30/17

At September 30, 2017, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
10/25/2017	UBS AG	USD	793,877	CAD	986,500	$3,111
10/25/2017	UBS AG	GBP	527,657	CNH	4,697,352	1,822
10/25/2017	UBS AG	GBP	1,447,792	EUR	1,612,903	32,759
10/25/2017	UBS AG	CAD	986,500	USD	780,072	10,694
10/25/2017	UBS AG	GBP	7,386,749	USD	9,717,866	188,687
10/25/2017	UBS AG	GBP	1,620,825	USD	2,132,327	41,402
10/25/2017	UBS AG	SGD	1,285,787	USD	942,738	5,454

Subtotal UBS AG						283,929

10/25/2017	Northern Trust	GBP	329,791	CAD	538,703	10,473
10/25/2017	Northern Trust	USD	630,202	CAD	782,507	2,955
10/25/2017	Northern Trust	GBP	1,582,748	CNH	14,080,212	6,948

Subtotal Northern Trust						20,376

10/25/2017	JPMorgan Chase	GBP	585,857	CAD	958,000	17,787
10/25/2017	JPMorgan Chase	GBP	1,199,449	USD	1,577,841	30,769

Subtotal JPMorgan Chase						48,556

Subtotal unrealized appreciation						352,861

Open forward currency contracts with unrealized depreciation
10/25/2017	UBS AG	JPY	786,196,869	CNH	48,235,896	(252,305)
10/25/2017	UBS AG	USD	1,118,010	CNH	7,565,794	(18,838)
10/25/2017	UBS AG	USD	12,079,893	CNH	81,747,051	(203,544)
10/25/2017	UBS AG	NOK	9,539,553	EUR	1,021,694	(10,758)
10/25/2017	UBS AG	SEK	21,146,200	EUR	2,217,036	(23,958)
10/25/2017	UBS AG	USD	5,563,294	EUR	4,711,063	(12,367)
10/25/2017	UBS AG	AUD	6,267,576	USD	4,949,373	(34,706)
10/25/2017	UBS AG	AUD	16,377,376	USD	13,066,853	(224,670)
10/25/2017	UBS AG	JPY	956,265,813	USD	8,669,288	(160,295)
10/25/2017	UBS AG	NOK	8,234,555	USD	1,037,012	(2,515)
10/25/2017	UBS AG	NOK	6,698,352	USD	846,979	(5,473)
10/25/2017	UBS AG	SEK	31,556,783	USD	3,906,848	(26,890)
10/25/2017	UBS AG	SEK	40,761,625	USD	5,043,647	(31,939)
10/25/2017	UBS AG	SGD	3,354,783	USD	2,475,000	(1,047)

Subtotal UBS AG						(1,009,305)

800.292.7435	47

Ariel International Fund schedule of investments	09/30/17

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

10/25/2017	Northern Trust	AUD	1,200,361	CAD	1,190,044	$(12,671)
10/25/2017	Northern Trust	AUD	3,090,564	CAD	3,064,000	(32,623)
10/25/2017	Northern Trust	USD	1,556,239	CAD	1,959,895	(14,787)
10/25/2017	Northern Trust	AUD	1,692,386	CHF	1,301,000	(18,723)
10/25/2017	Northern Trust	EUR	470,444	CNH	3,756,000	(7,600)
10/25/2017	Northern Trust	USD	3,229,252	CNH	21,596,947	(15,938)
10/25/2017	Northern Trust	JPY	351,845,875	EUR	2,700,180	(64,955)
10/25/2017	Northern Trust	USD	1,761,227	EUR	1,491,761	(4,310)
10/25/2017	Northern Trust	AUD	561,050	USD	447,979	(8,036)
10/25/2017	Northern Trust	AUD	1,392,308	USD	1,111,709	(19,942)
10/25/2017	Northern Trust	AUD	1,560,177	USD	1,245,747	(22,347)
10/25/2017	Northern Trust	AUD	2,610,449	USD	2,084,352	(37,390)
10/25/2017	Northern Trust	EUR	1,491,761	USD	1,788,893	(23,357)
10/25/2017	Northern Trust	JPY	589,260,854	USD	5,338,915	(95,586)
10/25/2017	Northern Trust	SEK	5,128,119	USD	635,262	(4,751)
10/25/2017	Northern Trust	SGD	565,026	USD	416,870	(197)
10/25/2017	Northern Trust	SGD	949,238	USD	708,686	(8,679)

Subtotal Northern Trust						(391,892)

10/25/2017	JPMorgan Chase	USD	2,811,918	CNH	18,837,209	(18,589)
10/25/2017	JPMorgan Chase	USD	2,173,648	CNH	14,707,557	(36,332)
10/25/2017	JPMorgan Chase	AUD	5,370,182	EUR	3,629,600	(84,739)

Subtotal JPMorgan Chase						(139,660)

Subtotal unrealized depreciation						(1,540,857)

Net unrealized appreciation (depreciation) on forward currency contracts						$(1,187,996)

The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/17

Number of shares	Common stocks—92.85%	Value
	Australia—0.09%
24,314	AMP Ltd.	$92,117

	Brazil—0.10%
11,486	BB Seguridade Participacoes SA	103,830

	Canada—0.87%
13,113	IGM Financial, Inc.	440,761
7,877	Suncor Energy, Inc.	276,066
2,092	Magna International, Inc.	111,646
2,635	Hydro One Ltd.	47,980

		876,453

	Chile—0.48%
16,503	Banco Santander-Chile ADR	490,304

	China—10.55%
23,016	Baidu, Inc. ADR(a)	5,700,833
272,000	China Mobile Ltd.	2,756,004
44,218	China Mobile Ltd. ADR	2,236,104

		10,692,941

	Denmark—0.05%
1,018	Novo Nordisk A/S	48,667

	Finland—4.21%
682,605	Nokia Corp. ADR	4,081,978
31,270	Nokia Corp.	187,747

		4,269,725

	France—4.57%
22,729	Michelin (CGDE)	3,317,631
10,847	Safran SA	1,108,167
1,785	Thales SA	202,066

		4,627,864

	Germany—4.64%
27,784	Deutsche Boerse AG	3,011,565
257,497	Telefonica Deutschland Holding	1,444,986
5,676	Dialog Semiconductor plc(a)	250,662

		4,707,213

	Hong Kong—0.24%
486,000	Li & Fung Ltd.	243,883

	Italy—1.11%
232,724	Snam SpA	1,121,130

	Japan—8.05%
107,200	NTT DOCOMO, Inc.	2,448,857
37,500	Nippon Telegraph & Telephone Corp.	1,718,618
4,250	Nintendo Co., Ltd.	1,569,696
36,500	Japan Tobacco, Inc.	1,196,285
15,500	Subaru Corp.	559,253
2,800	Secom Co., Ltd.	204,093
1,700	Shimamura Co., Ltd.	203,955

800.292.7435	49

Ariel Global Fund schedule of investments	09/30/17

Number of shares	Common stocks—92.85%	Value

	Japan—8.05% (continued)
1,700	Toyota Motor Corp.	$101,373
600	Murata Manufacturing Co., Ltd.	88,194
400	Daito Trust Construction Co., Ltd.	72,873

		8,163,197

	Mexico—0.40%
122,441	Wal-Mart de Mexico SAB de CV	280,384
12,718	Santander Mexico Financial Group ADR	128,325

		408,709

	Netherlands—2.86%
97,549	Koninklijke Ahold Delhaize N.V.	1,823,938
24,098	Gemalto N.V.	1,076,455

		2,900,393

	Singapore—0.14%
8,300	United Overseas Bank Ltd.	143,794

	Spain—0.99%
44,626	Endesa SA	1,006,082

	Switzerland—7.33%
19,731	Roche Holding AG	5,036,922
4,151	Swisscom AG	2,127,047
109	SGS SA	261,483

		7,425,452

	Thailand—0.61%
98,100	Kasikornbank PCL	612,674

	United Kingdom—6.37%
139,883	GlaxoSmithKline plc	2,790,092
61,450	GlaxoSmithKline plc ADR	2,494,870
59,012	National Grid plc	731,137
4,781	Reckitt Benckiser Group plc	436,478

		6,452,577

	United States—39.19%
99,129	Microsoft Corp.	7,384,119
75,092	Gilead Sciences, Inc.	6,083,954
32,183	Johnson & Johnson	4,184,112
18,018	Berkshire Hathaway, Inc., Class B(a)	3,303,060
27,573	American Express Co.	2,494,254
20,729	Philip Morris Intl, Inc.	2,301,126
28,453	Southern Co.	1,398,180
27,019	Verizon Communications, Inc.	1,337,170
7,426	Costco Wholesale Corp.	1,220,018
28,672	Fluor Corp.	1,207,091
16,113	Schlumberger Ltd.	1,124,043
8,910	Sempra Energy	1,016,898
8,386	Core Laboratories N.V.	827,698
12,345	Occidental Petroleum Corp.	792,672
13,109	U.S. Bancorp	702,511
6,084	EOG Resources, Inc.	588,566
3,838	Pioneer Natural Resources Co.	566,259
8,486	Discover Financial Services	547,177
110,981	Acacia Research Corp.(a)	504,964
4,561	Quest Diagnostics, Inc.	427,092

50	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/17

Number of shares	Common stocks—92.85%	Value

	United States—39.19% (continued)
2,616	CME Group, Inc.	$354,939
6,818	Coach, Inc.	274,629
32,043	Pandora Media, Inc.(a)	246,731
2,924	Tractor Supply Co.	185,060
1,168	Accenture plc, Class A	157,762
785	FactSet Research Systems, Inc.	141,386
2,719	TripAdvisor, Inc.(a)	110,201
1,205	InterDigital, Inc.	88,869
791	Intercontinental Exchange, Inc.	54,342
853	Expeditors International of Washington, Inc.	51,061
265	Acuity Brands, Inc.	45,389

		39,721,333

	Total common stocks (Cost $80,319,138)	94,108,338

Number of shares	Short-term investments—5.17%	Value

5,245,317	Northern Institutional Treasury Portfolio, 0.90%(b)	$5,245,317

	Total short-term investments (Cost $5,245,317)	5,245,317

	Total Investments—98.02% (Cost $85,564,455)	99,353,655
	Cash, Foreign Currency, Other Assets less Liabilities—1.98%	2,003,279

	Net Assets—100.00%	$101,356,934

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Ariel Global Fund schedule of investments	09/30/17

At September 30, 2017, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
10/25/2017	Northern Trust	USD	939,881	CHF	904,938	$3,786
10/25/2017	Northern Trust	USD	970,367	JPY	107,100,261	17,373

Subtotal Northern Trust						21,159

Subtotal unrealized appreciation						21,159

Open forward currency contracts with unrealized depreciation
10/25/2017	UBS AG	EUR	262,731	CNH	2,099,545	(4,532)
10/25/2017	UBS AG	JPY	149,085,910	CNH	9,146,936	(47,844)
10/25/2017	UBS AG	USD	3,377,070	CNH	22,853,309	(56,903)
10/25/2017	UBS AG	NOK	1,732,788	EUR	185,583	(1,954)
10/25/2017	UBS AG	USD	2,842,712	EUR	2,407,242	(6,319)

Subtotal UBS AG						(117,552)

10/25/2017	Northern Trust	AUD	758,387	CHF	583,000	(8,390)
10/25/2017	Northern Trust	CAD	525,834	CHF	407,753	(290)
10/25/2017	Northern Trust	USD	654,705	CNH	4,378,607	(3,231)
10/25/2017	Northern Trust	AUD	1,543,303	EUR	1,043,745	(25,130)
10/25/2017	Northern Trust	CAD	317,139	EUR	216,334	(1,822)
10/25/2017	Northern Trust	CAD	798,953	EUR	545,000	(4,590)
10/25/2017	Northern Trust	JPY	76,624,187	EUR	588,039	(14,146)
10/25/2017	Northern Trust	SEK	4,570,318	EUR	479,538	(5,617)
10/25/2017	Northern Trust	USD	256,692	EUR	217,418	(628)
10/25/2017	Northern Trust	USD	510,302	EUR	432,226	(1,249)
10/25/2017	Northern Trust	AUD	313,079	GBP	190,026	(9,350)
10/25/2017	Northern Trust	SEK	1,964,696	GBP	185,007	(6,555)
10/25/2017	Northern Trust	SGD	159,387	USD	117,594	(56)
10/25/2017	Northern Trust	SGD	198,361	USD	148,093	(1,814)

Subtotal Northern Trust						(82,868)

Subtotal unrealized depreciation						(200,420)

Net unrealized appreciation (depreciation) on forward currency contracts						$(179,261)

The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

Statements of assets & liabilities	09/30/17

	Ariel Fund	Ariel Appreciation Fund		Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,051,873,029, $981,120,559, $44,041,011 and $39,211,293, respectively)	$1,951,333,129	$1,659,120,044		$54,751,672	$39,425,319
Investments in affiliated issuers, at value (cost $287,029,980 and $133,353,333, respectively)	168,247,234(a)	22,692,113	(a)	—	—
Short-term investments, at value (cost $16,351,749, $15,086,426, $567,308 and $1,747,830, respectively)	16,351,749	15,086,426		567,308	1,747,830
Dividends and interest receivable	1,644,837	1,849,045		7,801	19,277
Receivable for fund shares sold	640,181	738,333		25,001	13,366
Receivable for securities sold	—	—		210,159	111,816
Prepaid and other assets	36,946	33,375		1,033	1,285

Total assets	2,138,254,076	1,699,519,336		55,562,974	41,318,893

Liabilities:
Payable for securities purchased	—	—		556,670	153,689
Payable for fund shares redeemed	1,050,676	755,709		1,800	—
Other liabilities	586,060	503,140		19,185	18,264

Total liabilities	1,636,736	1,258,849		577,655	171,953

Net assets	$2,136,617,340	$1,698,260,487		$54,985,319	$41,146,940

Net assets consist of:
Paid-in capital	$1,291,991,488	$983,785,134		$42,152,924	$44,396,283
Undistributed net investment income (loss)	32,275,297	29,190,968		410,205	(32,985)
Accumulated net realized gain (loss) on investments	31,673,201	117,946,120		1,711,529	(3,430,384)
Net unrealized appreciation (depreciation) on investments	780,677,354	567,338,265		10,710,661	214,026

Net assets	$2,136,617,340	$1,698,260,487		$54,985,319	$41,146,940

Investor class shares:
Net assets	$1,542,729,893	$1,450,734,959		$40,606,965	$8,508,770
Shares outstanding (no par value, unlimited authorized)	22,322,598	28,494,608		2,961,498	793,750
Net asset value, offering and redemption price per share	$69.11	$50.91		$13.71	$10.72

Institutional class shares:
Net assets	$593,887,447	$247,525,528		$14,378,354	$32,638,170
Shares outstanding (no par value, unlimited authorized)	8,572,305	4,846,347		1,050,253	2,992,659
Net asset value, offering and redemption price per share	$69.28	$51.07		$13.69	$10.91

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435	53

Statements of assets & liabilities	09/30/17

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $396,844,835 and $80,319,138, respectively)	$429,009,749	$94,108,338
Short-term investments, at value (cost $23,239,370 and $5,245,317, respectively)	23,239,370	5,245,317
Foreign currencies (cost $22,909,158 and $1,980,583, respectively)	23,465,645	1,995,999
Dividends and interest receivable	1,452,848	327,106
Receivable for dividend reclaims	602,739	178,027
Receivable for fund shares sold	25,168,657	119,962
Receivable for securities and foreign currencies sold	385,156	97,978
Unrealized appreciation of forward currency contracts	352,861	21,159
Prepaid and other assets	5,222	146

Total assets	503,682,247	102,094,032

Liabilities:
Payable for securities and foreign currencies purchased	83,120	210,886
Payable for fund shares redeemed	19,009	300,000
Unrealized depreciation of forward currency contracts	1,540,857	200,420
Other liabilities	82,926	25,792

Total liabilities	1,725,912	737,098

Net assets	$501,956,335	$101,356,934

Net assets consist of:
Paid-in capital	$457,073,488	$83,057,015
Undistributed net investment income	6,980,146	1,224,095
Accumulated net realized gain on investments, foreign currencies and forward currency contracts	6,345,900	3,448,074
Net unrealized appreciation (depreciation) on:
Investments	32,164,914	13,789,200
Translation of assets and liabilities in foreign currencies	579,883	17,811
Forward currency contracts	(1,187,996)	(179,261)

Net assets	$501,956,335	$101,356,934

Investor class shares:
Net assets	$70,615,804	$11,458,593
Shares outstanding (no par value, unlimited authorized)	4,964,125	713,991
Net asset value, offering and redemption price per share	$14.23	$16.05

Institutional class shares:
Net assets	$431,340,531	$89,898,341
Shares outstanding (no par value, unlimited authorized)	30,831,762	5,775,122
Net asset value, offering and redemption price per share	$13.99	$15.57

The accompanying notes are an integral part of the financial statements.

54	ARIELINVESTMENTS.COM

Statements of operations	YEAR ENDED 09/30/17

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund		Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$35,760,238		$34,761,034	(a)	$1,019,770	(a)	$351,186
Affiliated issuers	1,718,925	(b)	509,662	(b)	—		—
Interest	403,617		284,848		3,905		10,594

Total investment income	37,882,780		35,555,544		1,023,675		361,780

Expenses:
Management fees	12,779,993		11,971,265		343,329		314,293
Distribution fees (Investor Class)	3,932,643		3,735,340		99,667		19,927
Shareholder service fees
Investor Class	1,624,359		1,593,589		18,793		3,187
Institutional Class	456,291		126,655		3,688		24,968
Transfer agent fees and expenses
Investor Class	315,869		285,041		18,133		5,188
Institutional Class	74,047		28,705		2,760		5,114
Printing and postage expenses
Investor Class	290,327		264,275		862		5,866
Institutional Class	55,999		26,652		727		3,014
Trustees’ fees and expenses	305,831		243,962		7,320		5,438
Professional fees	173,008		143,099		42,161		40,744
Custody fees and expenses	29,317		23,636		3,783		7,336
Federal and state registration fees	77,040		55,314		39,414		33,763
Interest expense	880		—		18		—
Miscellaneous expenses	164,408		139,135		12,027		8,779

Total expenses before reimbursements	20,280,012		18,636,668		592,682		477,617
Expense reimbursements	—		—		(96,879)		(64,825)

Net expenses	20,280,012		18,636,668		495,803		412,792

Net investment income (loss)	17,602,768		16,918,876		527,872		(51,012)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	113,640,023		151,548,051		3,664,205		3,149,592
Affiliated issuers	(18,203,951)	(b)	—		—		—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	186,032,918		44,641,713		3,878,895		3,216,705
Affiliated issuers	11,687,649	(b)	(11,333,922)	(b)	—		—

Net gain on investments	293,156,639		184,855,842		7,543,100		6,366,297

Net increase in net assets resulting from operations	$310,759,407		$201,774,718		$8,070,972		$6,315,285

(a)Net of $12,963 and $3,469 in foreign taxes withheld, respectively.

(b)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435	55

Statements of operations	YEAR ENDED 09/30/17

	Ariel International Fund		Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$10,835,510	(a)	$2,552,149	(a)
Interest	108,049		25,382

Total investment income	10,943,559		2,577,531

Expenses:
Management fees	2,641,535		734,279
Distribution fees (Investor Class)	165,838		24,989
Shareholder service fees
Investor Class	82,453		8,751
Institutional Class	101,221		24,348
Transfer agent fees and expenses
Investor Class	12,652		4,896
Institutional Class	31,172		10,559
Printing and postage expenses
Investor Class	23,545		7,495
Institutional Class	24,132		6,134
Trustees’ fees and expenses	42,732		12,597
Professional fees	60,809		45,252
Custody fees and expenses	85,750		18,092
Administration fees	22,723		8,638
Fund accounting fees	19,891		10,376
Federal and state registration fees	51,186		37,714
Miscellaneous expenses	23,315		14,604

Total expenses before reimbursements	3,388,954		968,724
Expense reimbursements	(283,653)		(120,477)

Net expenses	3,105,301		848,247

Net investment income	7,838,258		1,729,284

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	6,489,197		3,766,678
Translation of assets and liabilities in foreign currencies	909,177		(26,355)
Forward currency contracts	(1,847,114)		(241,961)

Total	5,551,260		3,498,362

Change in net unrealized appreciation (depreciation) on:
Investments	28,720,153		6,797,130
Translation of assets and liabilities in foreign currencies	631,436		29,546
Forward currency contracts	(974,317)		(165,935)

Total	28,377,272		6,660,741

Net gain on investments	33,928,532		10,159,103

Net increase in net assets resulting from operations	$41,766,790		$11,888,387

(a)Net of $1,115,466 and $170,966 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

56	ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$17,602,768	$21,978,183	$16,918,876	$25,535,490
Net realized gain (loss) on investments	95,436,072	125,688,661	151,548,051	120,167,917
Change in net unrealized appreciation (depreciation) on investments	197,720,567	144,236,294	33,307,791	79,953,815

Net increase (decrease) in net assets from operations	310,759,407	291,903,138	201,774,718	225,657,222

Distributions to shareholders:
Net investment income
Investor Class	(4,396,399)	(10,754,988)	(9,473,910)	(17,090,416)
Institutional Class	(3,803,600)	(5,542,010)	(2,026,092)	(3,428,879)
Capital gains
Investor Class	(91,349,955)	(213,884,059)	(101,494,115)	(157,811,879)
Institutional Class	(34,615,653)	(74,522,019)	(14,937,019)	(19,534,087)

Total distributions	(134,165,607)	(304,703,076)	(127,931,136)	(197,865,261)

Share transactions:
Shares issued
Investor Class	203,355,917	134,661,763	107,203,986	160,698,488
Institutional Class	238,185,361	56,848,002	49,279,693	87,382,418
Shares issued in reinvestment of dividends and distributions
Investor Class	93,727,686	219,814,850	108,100,350	170,592,360
Institutional Class	38,409,206	80,060,597	16,235,656	21,813,451
Shares redeemed
Investor Class	(350,784,289)	(373,038,216)	(311,406,654)	(428,562,564)
Institutional Class	(251,735,813)	(128,148,651)	(47,346,089)	(88,723,241)

Net increase (decrease) from share transactions	(28,841,932)	(9,801,655)	(77,933,058)	(76,799,088)

Total increase (decrease) in net assets	147,751,868	(22,601,593)	(4,089,476)	(49,007,127)

Net assets:
Beginning of year	1,988,865,472	2,011,467,065	1,702,349,963	1,751,357,090

End of year	$2,136,617,340	$1,988,865,472	$1,698,260,487	$1,702,349,963

Undistributed net investment income (loss) included in net assets at end of year	$32,275,297	$22,872,528	$29,190,968	$23,994,342

Capital share transactions:
Investor shares
Shares sold	3,056,069	2,205,963	2,176,869	3,455,009
Shares issued to holders in reinvestment of dividends	1,497,439	3,587,119	2,309,072	3,605,383
Shares redeemed	(5,252,330)	(6,151,754)	(6,320,437)	(9,178,715)

Net increase (decrease)	(698,822)	(358,672)	(1,834,496)	(2,118,323)

Institutional shares
Shares sold	3,586,990	937,187	991,740	1,889,162
Shares issued to holders in reinvestment of dividends	611,077	1,303,317	345,683	460,523
Shares redeemed	(3,791,749)	(2,138,368)	(961,750)	(1,897,423)

Net increase (decrease)	406,318	102,136	375,673	452,262

The accompanying notes are an integral part of the financial statements.

800.292.7435	57

Statements of changes in net assets

	Ariel Focus Fund		Ariel Discovery Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$527,872	$571,592	$(51,012)	$(90,224)
Net realized gain (loss) on investments	3,664,205	(968,650)	3,149,592	(6,219,725)
Change in net unrealized appreciation (depreciation) on investments	3,878,895	6,523,742	3,216,705	9,026,391

Net increase (decrease) in net assets from operations	8,070,972	6,126,684	6,315,285	2,716,442

Distributions to shareholders:
Net investment income
Investor Class	(391,885)	(401,524)	—	—
Institutional Class	(157,417)	(175,566)	—	—
Capital gains
Investor Class	—	(3,802,984)	—	(384,753)
Institutional Class	—	(1,167,998)	—	(1,706,059)

Total distributions	(549,302)	(5,548,072)	—	(2,090,812)

Share transactions:
Shares issued
Investor Class	7,316,386	3,592,173	2,461,886	1,523,007
Institutional Class	1,161,196	457,414	752,447	894,049
Shares issued in reinvestment of dividends and distributions
Investor Class	339,571	3,621,973	—	382,050
Institutional Class	154,394	1,341,538	—	1,706,060
Shares redeemed
Investor Class	(8,876,687)	(5,021,280)	(2,082,747)	(1,167,860)
Institutional Class	(422,416)	(664,247)	(2,342,403)	(419,104)

Net increase (decrease) from share transactions	(327,556)	3,327,571	(1,210,817)	2,918,202

Total increase (decrease) in net assets	7,194,114	3,906,183	5,104,468	3,543,832

Net assets:
Beginning of year	47,791,205	43,885,022	36,042,472	32,498,640

End of year	$54,985,319	$47,791,205	$41,146,940	$36,042,472

Undistributed net investment income (loss) included in net assets at end of year	$410,205	$431,635	$(32,985)	$—

Capital share transactions:
Investor shares
Shares sold	553,416	321,824	246,392	182,746
Shares issued to holders in reinvestment of dividends	26,822	326,427	—	44,684
Shares redeemed	(677,044)	(457,778)	(210,653)	(140,490)

Net increase (decrease)	(96,806)	190,473	35,739	86,940

Institutional shares
Shares sold	87,168	40,374	75,499	103,593
Shares issued to holders in reinvestment of dividends	12,244	121,077	—	197,005
Shares redeemed	(33,066)	(60,213)	(229,835)	(49,651)

Net increase (decrease)	66,346	101,238	(154,336)	250,947

The accompanying notes are an integral part of the financial statements.

58	ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$7,838,258	$2,190,257	$1,729,284	$1,104,878
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	5,551,260	2,037,223	3,498,362	1,181,057
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	28,377,272	3,301,472	6,660,741	5,803,126

Net increase (decrease) in net assets from operations	41,766,790	7,528,952	11,888,387	8,089,061

Distributions to shareholders:
Net investment income
Investor Class	(906,508)	(60,860)	(136,222)	(57,676)
Institutional Class	(2,706,303)	(36,774)	(1,574,058)	(830,402)
Capital gains
Investor Class	(179,976)	(10,016)	(101,557)	—
Institutional Class	(369,024)	(4,359)	(827,143)	—

Total distributions	(4,161,811)	(112,009)	(2,638,980)	(888,078)

Share transactions:
Shares issued
Investor Class	22,909,476	72,570,711	2,350,942	3,585,964
Institutional Class	292,489,633	108,200,324	9,944,255	15,343,818
Shares issued in reinvestment of dividends and distributions
Investor Class	1,057,588	68,255	193,665	49,300
Institutional Class	3,067,636	40,280	2,389,831	825,218
Shares redeemed
Investor Class	(29,821,986)	(14,772,898)	(1,364,753)	(1,264,976)
Institutional Class	(18,454,995)	(1,296,305)	(3,848,381)	(1,396,199)

Net increase (decrease) from share transactions	271,247,352	164,810,367	9,665,559	17,143,125

Total increase (decrease) in net assets	308,852,331	172,227,310	18,914,966	24,344,108

Net assets:
Beginning of year	193,104,004	20,876,694	82,441,968	58,097,860

End of year	$501,956,335	$193,104,004	$101,356,934	$82,441,968

Undistributed net investment income (loss) included in net assets at end of year	$6,980,146	$3,692,636	$1,224,095	$1,475,632

Capital share transactions:
Investor shares
Shares sold	1,717,748	5,703,817	157,448	256,508
Shares issued to holders in reinvestment of dividends	86,700	5,369	13,829	3,567
Shares redeemed	(2,305,236)	(1,171,827)	(92,413)	(89,913)

Net increase (decrease)	(500,788)	4,537,359	78,864	170,162

Institutional shares
Shares sold	22,745,237	8,596,238	713,775	1,128,778
Shares issued to holders in reinvestment of dividends	256,056	3,228	175,862	61,492
Shares redeemed	(1,467,578)	(103,001)	(264,773)	(100,907)

Net increase (decrease)	21,533,715	8,496,465	624,864	1,089,363

The accompanying notes are an integral part of the financial statements.

800.292.7435	59

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Fund (Investor Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$63.74	$63.93	$75.33	$65.57	$49.67
Income from investment operations:
Net investment income	0.52	0.62	0.50	0.67	0.48
Net realized and unrealized gain (loss) on investments	9.07	8.86	(2.07)	9.50	15.91

Total from investment operations	9.59	9.48	(1.57)	10.17	16.39

Distributions to shareholders:
Dividends from net investment income	(0.18)	(0.41)	(0.40)	(0.41)	(0.49)
Distributions from capital gains	(4.04)	(9.26)	(9.43)	—	—

Total distributions	(4.22)	(9.67)	(9.83)	(0.41)	(0.49)

Net asset value, end of year	$69.11	$63.74	$63.93	$75.33	$65.57

Total return	15.76%	15.55%	(3.40)%	15.52%	33.28%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,542,730	$1,467,270	$1,494,724	$1,759,016	$1,787,490
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.03%	1.03%
Ratio of net investment income to average net assets	0.72%	1.02%	0.67%	0.88%	0.83%
Portfolio turnover rate	14%	20%	25%	29%	30%

	Year ended September 30
Ariel Fund (Institutional Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$63.87	$64.08	$75.49	$65.70	$49.79
Income from investment operations:
Net investment income	0.63	0.77	0.57	0.81	0.59
Net realized and unrealized gain (loss) on investments	9.19	8.91	(1.93)	9.60	16.00

Total from investment operations	9.82	9.68	(1.36)	10.41	16.59

Distributions to shareholders:
Dividends from net investment income	(0.37)	(0.63)	(0.62)	(0.62)	(0.68)
Distributions from capital gains	(4.04)	(9.26)	(9.43)	—	—

Total distributions	(4.41)	(9.89)	(10.05)	(0.62)	(0.68)

Net asset value, end of year	$69.28	$63.87	$64.08	$75.49	$65.70

Total return	16.11%	15.87%	(3.11)%	15.88%	33.72%

Supplemental data and ratios:
Net assets, end of year, in thousands	$593,887	$521,595	$516,743	$391,219	$365,694
Ratio of expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	1.01%	1.31%	0.97%	1.21%	1.04%
Portfolio turnover rate	14%	20%	25%	29%	30%

The accompanying notes are an integral part of the financial statements.

60	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$48.90	$48.01	$56.12	$53.83	$45.13
Income from investment operations:
Net investment income	0.51	0.70	0.50	0.43	0.44
Net realized and unrealized gain (loss) on investments	5.21	5.62	(2.08)	5.92	13.08

Total from investment operations	5.72	6.32	(1.58)	6.35	13.52

Distributions to shareholders:
Dividends from net investment income	(0.30)	(0.50)	(0.37)	(0.42)	(0.33)
Distributions from capital gains	(3.41)	(4.93)	(6.16)	(3.64)	(4.49)

Total distributions	(3.71)	(5.43)	(6.53)	(4.06)	(4.82)

Net asset value, end of year	$50.91	$48.90	$48.01	$56.12	$53.83

Total return	12.41%	13.66%	(3.89)%	12.22%	34.31%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,450,735	$1,483,144	$1,557,796	$1,777,388	$1,758,277
Ratio of expenses to average net assets	1.12%	1.12%	1.12%	1.12%	1.13%
Ratio of net investment income to average net assets	0.94%	1.43%	0.95%	0.79%	1.00%
Portfolio turnover rate	20%	14%	22%	24%	28%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$49.03	$48.17	$56.28	$53.95	$45.19
Income from investment operations:
Net investment income	0.59	0.72	0.65	0.60	0.35
Net realized and unrealized gain (loss) on investments	5.30	5.76	(2.04)	5.96	13.34

Total from investment operations	5.89	6.48	(1.39)	6.56	13.69

Distributions to shareholders:
Dividends from net investment income	(0.44)	(0.69)	(0.56)	(0.59)	(0.44)
Distributions from capital gains	(3.41)	(4.93)	(6.16)	(3.64)	(4.49)

Total distributions	(3.85)	(5.62)	(6.72)	(4.23)	(4.93)

Net asset value, end of year	$51.07	$49.03	$48.17	$56.28	$53.95

Total return	12.78%	14.01%	(3.55)%	12.59%	34.76%

Supplemental data and ratios:
Net assets, end of year, in thousands	$247,526	$219,206	$193,561	$169,839	$118,732
Ratio of expenses to average net assets	0.81%	0.82%	0.79%	0.79%	0.80%
Ratio of net investment income to average net assets	1.25%	1.73%	1.31%	1.16%	1.35%
Portfolio turnover rate	20%	14%	22%	24%	28%

The accompanying notes are an integral part of the financial statements.

800.292.7435	61

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Focus Fund (Investor Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.83	$11.70	$15.12	$13.85	$10.95
Income from investment operations:
Net investment income	0.13	0.13	0.14	0.11	0.14
Net realized and unrealized gain (loss) on investments	1.88	1.46	(1.99)	1.95	2.89

Total from investment operations	2.01	1.59	(1.85)	2.06	3.03

Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.13)	(0.11)	(0.09)	(0.13)
Distributions from capital gains	—	(1.33)	(1.46)	(0.70)	—

Total distributions	(0.13)	(1.46)	(1.57)	(0.79)	(0.13)

Net asset value, end of year	$13.71	$11.83	$11.70	$15.12	$13.85

Total return	17.09%	14.59%	(13.98)%	15.42%	28.02%

Supplemental data and ratios:
Net assets, end of year, in thousands	$40,607	$36,173	$33,553	$53,500	$43,925
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.08%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.19%	1.35%	1.37%	1.40%	1.54%
Ratio of net investment income to average net assets, including waivers	0.93%	1.23%	0.89%	0.78%	1.19%
Ratio of net investment income to average net assets, excluding waivers	0.74%	0.88%	0.52%	0.46%	0.90%
Portfolio turnover rate	35%	20%	16%	40%	41%

	Year ended September 30
Ariel Focus Fund (Institutional Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.81	$11.71	$15.14	$13.87	$10.97
Income from investment operations:
Net investment income	0.15	0.15	0.15	0.15	0.19
Net realized and unrealized gain (loss) on investments	1.89	1.46	(1.97)	1.96	2.87

Total from investment operations	2.04	1.61	(1.82)	2.11	3.06

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.18)	(0.15)	(0.14)	(0.16)
Distributions from capital gains	—	(1.33)	(1.46)	(0.70)	—

Total distributions	(0.16)	(1.51)	(1.61)	(0.84)	(0.16)

Net asset value, end of year	$13.69	$11.81	$11.71	$15.14	$13.87

Total return	17.40%	14.83%	(13.77)%	15.74%	28.36%

Supplemental data and ratios:
Net assets, end of year, in thousands	$14,378	$11,618	$10,332	$12,507	$11,372
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.75%	0.83%	1.00%
Ratio of expenses to average net assets, excluding waivers	0.90%	1.08%	1.07%	1.06%	1.19%
Ratio of net investment income to average net assets, including waivers	1.18%	1.48%	1.15%	1.02%	1.46%
Ratio of net investment income to average net assets, excluding waivers	1.03%	1.15%	0.84%	0.79%	1.27%
Portfolio turnover rate	35%	20%	16%	40%	41%

The accompanying notes are an integral part of the financial statements.

62	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Discovery Fund (Investor Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.12	$9.03	$11.59	$12.47	$10.63
Income from investment operations:
Net investment loss	(0.03)	(0.04)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	1.63	0.71	(1.79)	(0.60)	1.90

Total from investment operations	1.60	0.67	(1.90)	(0.70)	1.84

Distributions to shareholders:
Distributions from capital gains	—	(0.58)	(0.66)	(0.18)	—

Total distributions	—	(0.58)	(0.66)	(0.18)	—

Net asset value, end of year	$10.72	$9.12	$9.03	$11.59	$12.47

Total return	17.54%	7.90%	(17.69)%	(5.80)%	17.31%

Supplemental data and ratios:
Net assets, end of year, in thousands	$8,509	$6,913	$6,058	$10,272	$10,239
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.33%	1.50%
Ratio of expenses to average net assets, excluding waivers	1.48%	1.86%	2.10%	1.93%	2.90%
Ratio of net investment income (loss) to average net assets, including waivers	(0.34)%	(0.48)%	(0.67)%	(0.79)%	(0.79)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.57)%	(1.09)%	(1.52)%	(1.39)%	(2.19)%
Portfolio turnover rate	39%	45%	29%	36%	31%

	Year ended September 30
Ariel Discovery Fund (Institutional Class)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.26	$9.13	$11.69	$12.54	$10.66
Income from investment operations:
Net investment loss	(0.01)	(0.02)	(0.04)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.66	0.73	(1.86)	(0.61)	1.91

Total from investment operations	1.65	0.71	(1.90)	(0.67)	1.88

Distributions to shareholders:
Distributions from capital gains	—	(0.58)	(0.66)	(0.18)	—

Total distributions	—	(0.58)	(0.66)	(0.18)	—

Net asset value, end of year	$10.91	$9.26	$9.13	$11.69	$12.54

Total return	17.82%	8.27%	(17.53)%	(5.52)%	17.64%

Supplemental data and ratios:
Net assets, end of year, in thousands	$32,638	$29,129	$26,441	$35,970	$27,096
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.07%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.15%	1.32%	1.29%	1.25%	1.93%
Ratio of net investment income (loss) to average net assets, including waivers	(0.08)%	(0.23)%	(0.42)%	(0.53)%	(0.61)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.23)%	(0.55)%	(0.71)%	(0.71)%	(1.29)%
Portfolio turnover rate	39%	45%	29%	36%	31%

The accompanying notes are an integral part of the financial statements.

800.292.7435	63

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel International Fund (Investor Class)	2017		2016	2015		2014	2013
Net asset value, beginning of year	$13.21		$12.17	$12.85		$12.38	$9.77
Income from investment operations:
Net investment income	0.26		0.14	0.01		0.22	0.07
Net realized and unrealized gain (loss) on investments	0.96		0.93	(0.23)		0.41	2.65

Total from investment operations	1.22		1.07	(0.22)		0.63	2.72

Distributions to shareholders:
Dividends from net investment income	(0.17)		(0.02)	(0.13)		—	(0.11)
Distributions from capital gains	(0.03)		(0.01)	(0.33)		(0.16)	—

Total distributions	(0.20)		(0.03)	(0.46)		(0.16)	(0.11)

Net asset value, end of year	$14.23		$13.21	$12.17		$12.85	$12.38

Total return	9.55%		8.76%	(1.79)%		5.22%	28.11%

Supplemental data and ratios:
Net assets, end of year, in thousands	$70,616		$72,200	$11,290		$4,842	$2,260
Ratio of expenses to average net assets, including waivers	1.15%	(a)	1.25%	1.26%	(b)	1.29%	1.40%
Ratio of expenses to average net assets, excluding waivers	1.32%		1.52%	3.49%		4.24%	9.36%
Ratio of net investment income to average net assets, including waivers	1.79%		1.94%	1.39%		2.13%	0.98%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.62%		1.67%	(0.84)%		(0.82)%	(6.98)%
Portfolio turnover rate	23%		27%	34%		19%	29%

	Year ended September 30
Ariel International Fund (Institutional Class)	2017		2016	2015		2014	2013
Net asset value, beginning of year	$13.00		$11.96	$12.71		$12.26	$9.78
Income from investment operations:
Net investment income	0.18		0.20	0.18		0.29	0.14
Net realized and unrealized gain (loss) on investments	1.05		0.87	(0.37)		0.38	2.59

Total from investment operations	1.23		1.07	(0.19)		0.67	2.73

Distributions to shareholders:
Dividends from net investment income	(0.21)		(0.02)	(0.23)		(0.06)	(0.25)
Distributions from capital gains	(0.03)		(0.01)	(0.33)		(0.16)	—

Total distributions	(0.24)		(0.03)	(0.56)		(0.22)	(0.25)

Net asset value, end of year	$13.99		$13.00	$11.96		$12.71	$12.26

Total return	9.80%		8.98%	(1.48)%		5.48%	28.42%

Supplemental data and ratios:
Net assets, end of year, in thousands	$431,341		$120,904	$9,587		$8,455	$4,129
Ratio of expenses to average net assets, including waivers	0.89%	(a)	1.00%	1.01%	(b)	1.03%	1.15%
Ratio of expenses to average net assets, excluding waivers	0.95%		1.10%	2.68%		3.17%	6.53%
Ratio of net investment income to average net assets, including waivers	2.52%		2.41%	1.69%		2.49%	1.09%
Ratio of net investment income (loss) to average net assets, excluding waivers	2.46%		2.31%	0.02%		0.35%	(4.29)%
Portfolio turnover rate	23%		27%	34%		19%	29%

(a)	Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2018.
See Note Five.
(b)	These ratios round to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

64	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Global Fund (Investor Class)	2017		2016	2015	2014	2013
Net asset value, beginning of year	$14.60		$13.11	$13.96	$12.91	$10.02
Income from investment operations:
Net investment income (loss)	0.22		0.12	(0.07)	0.14	0.02
Net realized and unrealized gain (loss) on investments	1.60		1.48	(0.64)	1.20	2.87

Total from investment operations	1.82		1.60	(0.71)	1.34	2.89

Distributions to shareholders:
Dividends from net investment income	(0.21)		(0.11)	—	—	—
Distributions from capital gains	(0.16)		—	(0.14)	(0.29)	—

Total distributions	(0.37)		(0.11)	(0.14)	(0.29)	—

Net asset value, end of year	$16.05		$14.60	$13.11	$13.96	$12.91

Total return	12.87%		12.26%	(5.15)%	10.52%	28.84%

Supplemental data and ratios:
Net assets, end of year, in thousands	$11,459		$9,275	$6,095	$2,816	$1,954
Ratio of expenses to average net assets, including waivers	1.15%	(a)	1.25%	1.25%	1.29%	1.40%
Ratio of expenses to average net assets, excluding waivers	1.42%		1.70%	2.71%	3.70%	5.37%
Ratio of net investment income to average net assets, including waivers	1.66%		1.34%	1.30%	1.56%	0.81%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.39%		0.90%	(0.16)%	(0.85)%	(3.16)%
Portfolio turnover rate	24%		31%	35%	20%	39%

	Year ended September 30
Ariel Global Fund (Institutional Class)	2017		2016	2015	2014	2013
Net asset value, beginning of year	$14.21		$12.81	$13.79	$12.76	$10.04
Income from investment operations:
Net investment income	0.25		0.20	0.18	0.16	0.08
Net realized and unrealized gain (loss) on investments	1.55		1.40	(0.84)	1.20	2.81

Total from investment operations	1.80		1.60	(0.66)	1.36	2.89

Distributions to shareholders:
Dividends from net investment income	(0.28)		(0.20)	(0.18)	(0.04)	(0.17)
Distributions from capital gains	(0.16)		—	(0.14)	(0.29)	—

Total distributions	(0.44)		(0.20)	(0.32)	(0.33)	(0.17)

Net asset value, end of year	$15.57		$14.21	$12.81	$13.79	$12.76

Total return	13.10%		12.56%	(4.88)%	10.84%	29.15%

Supplemental data and ratios:
Net assets, end of year, in thousands	$89,898		$73,166	$52,002	$53,937	$25,975
Ratio of expenses to average net assets, including waivers	0.90%	(a)	1.00%	1.00%	1.04%	1.15%
Ratio of expenses to average net assets, excluding waivers	1.01%		1.14%	1.30%	1.51%	2.51%
Ratio of net investment income to average net assets, including waivers	1.91%		1.60%	1.40%	1.71%	0.97%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.80%		1.47%	1.10%	1.24%	(0.39)%
Portfolio turnover rate	24%		31%	35%	20%	39%

(a)	Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2018.
See Note Five.

The accompanying notes are an integral part of the financial statements.

800.292.7435	65

Notes to the financial statements	09/30/17

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2017 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

66	ARIELINVESTMENTS.COM

Notes to the financial statements	09/30/17

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2017 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,135,932,112	$1,696,898,583	$55,318,980	$41,173,149
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$2,135,932,112	$1,696,898,583	$55,138,980	$41,173,149

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$45,230,204	$—	$—	$45,230,204
Consumer staples	45,598,300	—	—	45,598,300
Energy	37,093,809	—	—	37,093,809
Financials	43,233,183	775,925	—	44,009,108
Health care	53,199,376	—	—	53,199,376
Industrials	17,882,496	—	—	17,882,496
Information technology	76,310,724	—	—	76,310,724
Materials	219,762	—	—	219,762
Real estate	3,516,108	—	—	3,516,108
Telecommunication services	82,360,061	—	—	82,360,061
Utilities	15,495,182	—	—	15,495,182

Total common stocks	$420,139,205	$775,925	$—	$420,915,130
Exchange traded funds	8,094,619	—	—	8,094,619
Short-term investments	23,239,370	—	—	23,239,370

Total investments	$451,473,194	$775,925	$—	$452,249,119

Other financial instruments
Forward currency contracts ^	$—	$(1,187,996)	$—	$(1,187,996)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$5,107,631	$—	$—	$5,107,631
Consumer staples	7,258,228	—	—	7,258,228
Energy	5,296,434	—	—	5,296,434
Financials	12,621,039	—	—	12,621,039
Health care	21,065,709	—	—	21,065,709
Industrials	3,584,314	—	—	3,584,314
Information technology	20,833,045	—	—	20,833,045
Real estate	72,873	—	—	72,873
Telecommunication services	14,068,787	—	—	14,068,787
Utilities	4,200,278	—	—	4,200,278

Total common stocks	$94,108,338	$—	$—	$94,108,338
Short-term investments	5,245,317	—	—	5,245,317

Total investments	$99,353,655	$—	$—	$99,353,655

Other financial instruments
Forward currency contracts ^	$—	$(179,261)	$—	$(179,261)

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels, if any, are recognized at the end of the reporting period.

800.292.7435	67

Notes to the financial statements	09/30/17

*	As of September 30, 2017, the only Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedule of Investments.

^	Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Unrealized appreciation of forward currency contracts and Unrealized depreciation of forward currency contracts shown in the Statements of Assets and Liabilities for each Fund at September 30, 2017. See also Schedules of Investments.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to all the transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures under foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation of forward currency contracts (assets) and Unrealized depreciation of forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts on the Statements of Assets and Liabilities. The Funds record realized gain (loss) at the time a forward currency contract is settled or closed on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

68	ARIELINVESTMENTS.COM

Notes to the financial statements	09/30/17

NOTE THREE  |  INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2017 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$288,402,023	$335,145,507	$18,255,807	$14,549,900	$300,428,667	$30,130,139
Sales	430,328,568	528,061,185	18,307,142	16,138,399	69,775,502	20,793,401

NOTE FOUR  |  INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2014 – 2017), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2017 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,396,881,351	$1,134,295,437	$44,890,855	$41,046,731	$420,474,918	$85,869,314

Gross unrealized appreciation	926,374,713	713,203,923	14,593,586	8,197,752	43,705,009	16,230,716
Gross unrealized depreciation	(187,323,952)	(150,600,777)	(4,165,461)	(8,071,334)	(11,935,278)	(2,748,244)

Net unrealized appreciation (depreciation)	$739,050,761	$562,603,146	$10,428,125	$126,418	$31,769,731	$13,482,472

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

Distributions to shareholders—Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from Net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency. Reclassifications recorded at September 30, 2017 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid-in-capital	$—	$—	$—	$(71,600)	$—	$—

Undistributed net investment income
(loss)	—	(222,248)	—	18,027	(937,937)	(270,541)

Accumulated net realized gain (loss)	—	222,248	—	53,573	937,937	270,541

800.292.7435	69

Notes to the financial statements	09/30/17

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2017	2016	2017	2016	2017	2016

Distributions from:
Ordinary income	$8,199,999	$16,296,998	$25,534,724	$31,164,768	$549,302	$736,884
Long-term capital gains	125,965,608	288,406,078	102,396,412	166,700,493	—	4,811,188

Total distributions	$134,165,607	$304,703,076	$127,931,136	$197,865,261	$549,302	$5,548,072

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	2017	2016	2017	2016	2017	2016

Distributions from:
Ordinary income	$—	$15,925	$4,161,811	$97,642	$2,248,980	$888,078
Long-term capital gains	—	2,074,887	—	14,367	390,000	—

Total distributions	$—	$2,090,812	$4,161,811	$112,009	$2,638,980	$888,078

The components of accumulated earnings at September 30, 2017 on a federal income tax basis were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Undistributed ordinary income	$13,079,247	$13,611,431	$1,152,434	$—	$11,777,548	$2,399,005
Undistributed long-term capital gains	92,495,844	138,260,776	1,251,836	—	755,685	2,400,631

Tax accumulated earnings	105,575,091	151,872,207	2,404,270	—	12,533,233	4,799,636
Accumulated capital and other losses	—	—	—	(3,375,761)	—	—
Unrealized appreciation
(depreciation)	739,050,761	562,603,146	10,428,125	126,418	32,349,614	13,500,283

Total accumulated earnings	$844,625,852	$714,475,353	$12,832,395	$(3,249,343)	$44,882,847	$18,299,919

At September 30, 2017, Ariel Discovery Fund had post October capital loss deferrals of $41,074.

At September 30, 2017, long-term capital losses of $3,334,687 incurred by Ariel Discovery Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

NOTE FIVE | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

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Notes to the financial statements	09/30/17

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund				Ariel Discovery Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class		Institutional Class		Investor Class		Institutional Class

First $30 million*	1.50%	1.50%	—		—		—		—
Over $30 million*	1.00%	1.00%	—		—		—		—
On average daily net assets**	—	—	1.00%		0.75%		1.25%		1.00%
Expiration of Waiver**	—	—	2018		2018		2018		2018

			Ariel International Fund				Ariel Global Fund
			Investor Class		Institutional Class		Investor Class		Institutional Class

On average daily net assets**			1.13%	***	0.88%	***	1.13%	***	0.88%	***
Expiration of Waiver**			2018		2018		2018		2018

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.

**	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

***	On November 29, 2016, the Adviser elected to decrease the expense caps for Ariel International Fund and Ariel Global Fund from 1.25% to 1.13% for the Investor Class and from 1.00% to 0.88% for the Institutional Class. Due to the intra-year change, the expense caps for Ariel International Investor Class and Institutional Class were 1.15% and 0.89%, respectively, for the year. For Ariel Global Fund Investor Class and Institutional Class, the expense caps were 1.15% and 0.90%, respectively, for the year.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2017 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$3,932,643	$3,735,340	$99,667	$19,927	$165,838	$24,989
Paid to broker/dealers	2,905,520	2,823,776	39,935	6,710	155,837	16,792

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX | FORWARD CURRENCY CONTRACTS

As reflected in the Statements of Operations, Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts for the year ended September 30, 2017 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(1,847,114)	$(241,961)
Change in net unrealized appreciation (depreciation) on forward currency contracts	(974,317)	(165,935)

For the year ended September 30, 2017, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional value of such contracts. Ariel International Fund and Ariel Global Fund had 165 and 79 forward currency trades during the year with an average notional value of $2,582,960 and $761,037, respectively. A complete list of open forward currency contracts is found in the Schedule of Investments for the respective funds.

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Notes to the financial statements	09/30/17

NOTE SEVEN  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2017, with affiliated companies:

	Share activity				Year ended September 30, 2017
Security name	Balance September 30, 2016	Purchases	Sales	Balance September 30, 2017	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Bristow Group,
Inc. (Producer durables)	3,147,795	1,196,672	496,500	3,847,967	$35,978,491	$645,386	$(18,576,967)	$6,287,013	1.7%

Contango Oil &
Gas Co. (Energy)	1,928,817	—	—	1,928,817	9,701,950	—	—	(10,010,561)	0.5

MSG Networks,
Inc. (Consumer discretionary & services)	3,353,208	428,215	255,500	3,525,923	74,749,568	—	373,016	8,773,147	3.5

MTS Systems
Corp. (Producer durables)	894,616	—	—	894,616	47,817,225	1,073,539	—	6,638,050	2.2

					$168,247,234	$1,718,925	$(18,203,951)	$11,687,649	7.9%

Ariel
Appreciation
Fund

Bristow Group,
Inc. (Producer durables)	2,426,964	—	—	2,426,964	$22,692,113	$509,662	$—	$(11,333,922)	1.3%

NOTE EIGHT  |  LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Target Rate.

For the year ended September 30, 2017, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate

Ariel Fund	$4,222,566	6	1.25%
Ariel Focus Fund	56,742	6	1.90%

72	ARIELINVESTMENTS.COM

Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ariel Investment Trust, comprising Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), as of September 30, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

November 17, 2017

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Important supplemental information	09/30/17 (UNAUDITED)

2017 TAX INFORMATION

The following information for the fiscal year ended September 30, 2017 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund

Long term capital gain distributions paid during the year *	$125,965,608	$102,396,412	$—	$—	$—	$390,000

Dividends received deduction % for corporate shareholders	99%	43%	84%	—	2%	30%

* Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2018. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund

Creditable foreign taxes paid	$954,242	$146,996

Per share amount	$0.0267	$0.0227

Portion of ordinary income distribution derived from foreign sourced income*	94.99%	67.57%

* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2017 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY SCHEDULES OF INVESTMENTS

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

74	ARIELINVESTMENTS.COM

Fund expense example	09/30/17 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2017–September 30, 2017.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 04/01/17	Ending account value 09/30/17	Expenses paid during period*	Ending account value 09/30/17	Expenses paid during period*	Annualized expense ratio*

Ariel Fund
Investor Class	$1,000.00	$1,008.20	$5.08	$1,020.00	$5.11	1.01%
Institutional Class	1,000.00	1,009.60	3.63	1,021.46	3.65	0.72%

Ariel Appreciation Fund
Investor Class	$1,000.00	$1,008.10	$5.64	$1,019.45	$5.67	1.12%
Institutional Class	1,000.00	1,009.90	4.03	1,021.06	4.05	0.80%

Ariel Focus Fund
Investor Class	$1,000.00	$1,016.30	$5.05	$1,020.05	$5.06	1.00%
Institutional Class	1,000.00	1,017.80	3.79	1,021.31	3.80	0.75%

Ariel Discovery Fund
Investor Class	$1,000.00	$1,044.80	$6.41	$1,018.80	$6.33	1.25%
Institutional Class	1,000.00	1,046.00	5.13	1,020.05	5.06	1.00%

Ariel International Fund
Investor Class	$1,000.00	$1,082.10	$5.90	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	1,083.70	4.60	1,020.66	4.46	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$1,080.80	$5.89	$1,019.40	$5.72	1.13%
Institutional Class	1,000.00	1,082.00	4.59	1,020.66	4.46	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
James W. Compton Age: 79	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1997; Governance Committee Chair since 2015	Retired President and Chief Executive Officer, Chicago Urban League, 1972 to 2006	Commonwealth Edison Company
William C. Dietrich Age: 68	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Christopher G. Kennedy Age: 54	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman,Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 51	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2015
William M. Lewis, Jr. Age: 61	Trustee, Member of Management Contract Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 57	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2015	President of Basketball Operations, New York Knicks since 2017, General Manager & NBA Alternate Governor, New York Knicks since 2013; Chief Executive Officer and Partner of the Athletes and Entertainers Wealth Management Group, LLC, 2010 to 2013
James M. Williams Age: 69	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 104 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 48	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	The Estée Lauder Companies, Inc.; Starbucks Corporation
Merrillyn J. Kosier Age: 57	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds, Ariel Investments since 2007
John W. Rogers, Jr. Age: 59	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation; McDonald’s Corporation

TRUSTEES EMERITUS (no Trustee duties nor responsibilities) Royce N. Flippin, Jr. H. Carl McCall

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

76	ARIELINVESTMENTS.COM

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 59	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; General Counsel, Ariel Investments since 2008; Vice President, Ariel Investments, 2007 to 2012
Wendy D. Fox Age: 55	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Vice President, Ariel Investments, since 2004
Mellody L. Hobson Age: 48	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	The Estée Lauder Companies, Inc.; Starbucks Corporation
Merrillyn J. Kosier Age: 57	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds, Ariel Investments since 2007
James R. Rooney Age: 58	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Vice President, Fund Administration, Ariel Investments, since September 2015; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505. The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com.

800.292.7435	77

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

78	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•  arielinvestments.com

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What’s inside

•	Crash Course Read investing lessons John Rogers learned during the Crash of 1987.

•	A Non-Consensus Approach To Investing Learn why Portfolio Manager Rupal Bhansali prizes a contrarian approach to investing.

•	A Stock Picker’s Quarter, Part 2 Learn what stocks contributed to Ariel Focus Fund’s performance.

•	Stock Talk If we could only own one stock, what would it be? Find out by reading Portfolio Manager David Maley’s letter.

•	Company Spotlights Read our investment thesis on Aflac Incorporated, AstroNova Inc., Quest Diagnostics Inc., and U.S. Silica Holdings and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

What’s online

•	Visit the Media Center View Rupal Bhansali’s explanation of intrinsic value, risk and volatility.

•	View estimates of Capital Gains and Income Distributions for all funds.

Slow and steady wins the race.	TPI (124,500) ©11/17 AI–03

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, no revisions were made to the code of ethics.

A copy of the current code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2017 and September 30, 2016, respectively, were $133,000 and $139,000.

(b)         Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2017 and September 30, 2016, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2017 and September 30, 2016, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)         Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2017 and September 30, 2016, respectively, were $26,936 and $25,900.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2017 and September 30, 2016, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)         All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2017 and September 30, 2016, were $0 and $0.

For the twelve month periods ended September 30, 2017 and September 30, 2016, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)      Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)         No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)         For the twelve month periods ended September 30, 2017 and September 30, 2016, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $26,936 and $25,900, respectively.

For the twelve month periods ended September 30, 2017 and September 30, 2016, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)         The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a) (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a) (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350

of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 22, 2017

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 22, 2017